UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2008

Item 1. Reports to Stockholders

Semiannual Report February 29, 2008

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of February 29, 2008

INVESTMENT UPDATE

Economic and Market Conditions

Cho Yu Kooi
Portfolio Manager

•      During the first two months of the six-month period ended February 29, 2008, the Asian stock markets rallied strongly, as investors focused on strong regional economies, rising prices for energy and agricultural commodities and robust corporate earnings. Increasing intra-region trade was an additional spur to earnings growth, as domestic demand reflected the region’s rising wealth levels. By late October, many Asian markets had established new highs, although the period was characterized by increasing volatility. Against the backdrop of difficult credit conditions, investors favored large-cap stocks. As a consequence, small company stocks generally lagged the broad market indices.

•      Late in the fourth quarter of 2007, the Asian markets began to deteriorate, as investors became increasingly anxious about escalating bank provisions for bad loans and the slowing global economy. Rising inflation was also a concern, as China registered its highest inflation rate in 12 years. The markets continued to sell off sharply in January and February, with China and Hong Kong registering significant declines. Other markets posted smaller losses. The Philippines resisted the full brunt of the regional downturn due to recovering domestic demand. The Malaysia market was buffered somewhat by strong prices for soft commodities, while Thailand showed some signs of improving consumer confidence following several years of political unrest.

Management Discussion

•      The Fund currently invests its assets in Asian Small Companies Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund. During the period, the Portfolio continued to invest in the securities of companies management believes will benefit from the continued economic development of mainland China and the China region. The Portfolio’s largest country weighting at February 29, 2008 was Singapore, followed by China, Malaysia, Taiwan and Hong Kong.

•      The Fund significantly underperformed its benchmark – the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index – during the period.(2) The primary reason for the Fund’s underperformance was a dramatic shift by investors toward large-cap stocks, which dominate the Index. As the global credit crisis worsened and Asian markets weakened, many investors adopted defensive strategies, selling smaller-cap stocks in favor of established large companies with dominant market shares. As a consequence, small company stocks suffered much sharper declines during the period. Another reason for the Fund’s underperformance included the poor showings of its information technology and industrial stocks.

•      Telecommunication services stocks were among the Portfolio’s best performers during the six month period. A Thailand-based wireless operator enjoyed strong subscriber growth, boosted by a recovering Thai economy. The expansion of its network capabilities enabled the company to offer phone services to remote rural areas. The Portfolio also benefited from increasing takeover activity within the wireless sector.

•      While consumer-related stocks reflected individuals’ credit anxieties, some of the Portfolio’s consumer discretionary and staples stocks withstood the market declines better than other sectors. A Singapore-based for-profit education company saw continued strong demand from businesses for its design training. The company’s earnings reflected rising enrollments, increasing tuition fees and a successful acquisition strategy. A Hong Kong-based luxury goods retailer also fared well, with earnings helped by the continuing rise in the region’s affluence. The company, which has around 350 stores in mainland China, has maintained a relatively conservative expansion strategy in order to preserve the exclusivity of its brand and maintain pricing power. Another good performer in the consumer area was a China-based food producer that sells fresh produce, beverages, processed foods and branded

Eaton vance Asian small Companies Fund Total Return Performance 8/31/07 – 2/29/08
Class A(1)	-14.08%
Class B(1)	-14.30
MSCI All Country Asia ex-Japan Index(2)	3.11
Lipper Pacific Region Funds Average(2)	-3.84

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with al distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

products. The company has benefited from growing demand for green foods by increasingly diet-conscious consumers in China and Japan, as well as an expanding export market. In response to strong demand, the company has increased its cultivation bases and processing capacity.

•      The Portfolio was significantly underweighted in the financial sector during the period, where the Portfolio generally avoided banks and finance companies with potential exposure to troubled credits. However, a Singapore-based real estate investment trust performed well. Increased business and leisure travel throughout Asia have resulted in strong demand for serviced residences and corporate housing.

•      Technology stocks were among the Portfolio’s poor performers. The hardware and computer equipment segments were especially weak, as the prospect of a prolonged economic downturn in the U.S. generated fears of slower consumer demand. Companies with exposure to the semiconductor segment also lagged. Weaker technology sales and excess semiconductor supplies clouded the outlook for these companies. The Portfolio’s industrial and materials stocks also constrained performance. While there has been an increasing decoupling of Asia from the U.S. over the last year, a U.S. slowdown would generally hurt Asian exports. Cement stocks were a notable exception. Demand has remained high amid continuing investment in large infrastructure projects.

•      Effective March 27, 2008, Guan Mean Ng and Christopher Darling became co-portfolio managers of the Portfolio. Mr. Ng has been a portfolio manager at Lloyd George Investment Management in Singapore since May 2007. Previously, he was a portfolio manager at DBS Management in Singapore (2006-2007) and an assistant investment manager at The Asia Life Assurance Society Ltd. (2000-2006). Mr. Darling has been Director of Research of Lloyd George Investment Management since 2007. Previously, he was an equity salesperson at Fox, Pitt Kelton in London (2005-2006), an investment consultant (2004) and a portfolio manager at Lombard Odier, Darier Hentsch in London (1995-2003).

Portfolio Composition

Top Ten Common Stock Holdings(1)

By net assets

Raffles Education Corp. Ltd.	10.7%
Ezra Holdings, Ltd.	7.0
Goodpack, Ltd.	4.7
Ports Design, Ltd.	4.0
CSE Global, Ltd.	3.9
Holcim Philippines, Inc.	3.7
Pelikan International Corp.	3.5
Total Access Communication PCL	3.1
Datacraft Asia, Ltd.	3.0
Peace Mark Holdings, Ltd.	2.9

(1) Top Ten Holdings represented 46.5% of the Portfolio’s net assets as of 2/29/08.

Country Weightings(2)

By net assets

(2) Reflects the Portfolio’s investments as of 2/29/08.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FUND PERFORMANCE

Fund Performance(1) Share Class Symbols	Class A EVASX	Class B EBASX
Average Annual Total Returns (at net asset value)
Six Months	-14.08%	-14.30%
One Year	-7.72	-8.23
Five Years	29.05	28.40
Life of Fund†	25.22	18.38

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-19.03%	-18.08%
One Year	-13.02	-12.26
Five Years	27.54	28.25
Life of Fund†	24.41	18.38

†Inception dates: Class A: 3/1/99; Class B: 10/8/99.

(1) Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual Operating Expenses(2)	Class A	Class B
Gross Expense Ratio	2.57%	2.04%
Net Expense Ratio	1.99	2.52

(2)  Source: Prospectus dated 1/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation in effect for certain periods, performance would have been lower. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 – February 29, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value (9/1/07)	Ending Account Value (2/29/08)	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual
Class A	$1,000.00	$859.20	$9.43
Class B	$1,000.00	$857.00	$11.91
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.70	$10.22
Class B	$1,000.00	$1,012.00	$12.91

* Expenses are equal to the Fund's annualized expense ratio of 2.04% for Class A shares and 2.58% for Class B shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $153,448,546)	$191,236,044
Receivable for Fund shares sold	34,526
Receivable from the Manager and Investment Adviser to the Portfolio	7,728
Total assets	$191,278,298
Liabilities
Payable for Fund shares redeemed	$590,904
Payable to affiliate for distribution and service fees	86,799
Payable to affiliate for management fee	38,640
Payable to affiliate for Trustees' fees	208
Accrued expenses	95,947
Total liabilities	$812,498
Net Assets	$190,465,800
Sources of Net Assets
Paid-in capital	$133,045,276
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	20,032,798
Accumulated distributions in excess of net investment income	(399,772)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	37,787,498
Total	$190,465,800
Class A Shares
Net Assets	$154,420,833
Shares Outstanding	5,677,065
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$27.20
Maximum Offering Price Per Share (100 ÷ 94.25 of $27.20)	$28.86
Class B Shares
Net Assets	$36,044,967
Shares Outstanding	1,330,200
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$27.10
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends allocated from Portfolio	$4,361,678
Interest allocated from Portfolio	6,223
Expenses allocated from Portfolio	(1,525,362)
Net investment income from Portfolio	$2,842,539
Expenses
Management fee	$320,502
Trustees' fees and expenses	1,985
Distribution and service fees Class A	485,603
Class B	226,351
Transfer and dividend disbursing agent fees	161,220
Printing and postage	26,190
Registration fees	18,860
Custodian fee	16,608
Legal and accounting services	12,334
Miscellaneous	5,239
Total expenses	$1,274,892
Deduct — Expense reduction by the Manager and Investment Adviser to the Portfolio	$64,100
Total expense reductions	$64,100
Net expenses	$1,210,792
Net investment income	$1,631,747
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gains taxes of $1,332,219	$29,178,503
Foreign currency transactions	(61,033)
Net realized gain	$29,117,470
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of decrease in accrued foreign capital gains taxes of $1,336,049	$(64,084,029)
Foreign currency	696
Net change in unrealized appreciation (depreciation)	$(64,083,333)
Net realized and unrealized loss	$(34,965,863)
Net decrease in net assets from operations	$(33,334,116)

See notes to financial statements
5

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$1,631,747	$1,316,404
Net realized gain from investment and foreign currency transactions	29,117,470	20,492,215
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(64,083,333)	63,192,521
Net increase (decrease) in net assets from operations	$(33,334,116)	$85,001,140
Distributions to shareholders — From net investment income Class A	$(2,201,881)	$(685,369)
Class B	(234,114)	—
From net realized gain Class A	(23,986,440)	(1,421,906)
Class B	(5,219,291)	(291,211)
Total distributions to shareholders	$(31,641,726)	$(2,398,486)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$17,228,072	$73,599,871
Class B	1,876,297	4,193,345
Net asset value of shares issued to shareholders in payment of distributions declared Class A	17,856,829	1,504,148
Class B	3,732,041	201,910
Cost of shares redeemed Class A	(60,022,615)	(104,611,624)
Class B	(5,746,017)	(9,876,327)
Net asset value of shares exchanged Class A	174,878	427,561
Class B	(174,878)	(427,561)
Redemption fees	17,922	52,394
Net decrease in net assets from Fund share transactions	$(25,057,471)	$(34,936,283)
Net increase (decrease) in net assets	$(90,033,313)	$47,666,371
Net Assets
At beginning of period	$280,499,113	$232,832,742
At end of period	$190,465,800	$280,499,113
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(399,772)	$404,476

See notes to financial statements
6

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$36.150		$26.440	$18.900	$17.250		$15.520	$11.850
Income (loss) from operations
Net investment income (loss)	$0.234		$0.182	$0.246	$0.115		$(0.035)	$0.237
Net realized and unrealized gain (loss)	(4.737)		9.814	7.297	4.949		2.186	3.424
Total income (loss) from operations	$(4.503)		$9.996	$7.543	$5.064		$2.151	$3.661
Less distributions
From net investment income	$(0.374)		$(0.095)	$(0.015)	$—		$(0.077)	$—
From net realized gain	(4.075)		(0.197)	—	(3.416)		(0.350)	—
Total distributions	$(4.449)		$(0.292)	$(0.015)	$(3.416)		$(0.427)	$—
Redemption fees	$0.002		$0.006	$0.012	$0.002		$0.006	$0.009
Net asset value — End of period	$27.200		$36.150	$26.440	$18.900		$17.250	$15.520
Total Return(2)	(14.08	)%(7)	37.99%	39.99%	33.53%		13.69%	30.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$154,421		$232,415	$192,929	$52,018		$29,002	$15,121
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(6)	2.04	%(4)	1.99%	2.17%	2.44	%(5)	2.50%	2.47	%(5)
Net investment income (loss)	1.36	%(4)	0.54%	1.00%	0.65%		(0.19)%	1.93%
Portfolio Turnover of the Portfolio	12%		37%	33%	96%		120%	112%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5)  The investment adviser to the Portfolio voluntarily waived a portion of its investment advisory fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.07% of average daily net assets for the year ended August 31, 2003. Absent these waivers, total return would be lower.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Not annualized.

See notes to financial statements
7

Eaton Vance Asian Small Companies Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$35.930		$26.340		$18.910	$19.940		$18.200	$13.980
Income (loss) from operations
Net investment income (loss)	$0.144		$(0.000	)(2)	$0.119	$0.016		$(0.118)	$0.129
Net realized and unrealized gain (loss)	(4.718)		9.781		7.300	5.249		2.566	4.091
Total income (loss) from operations	$(4.574)		$9.781		$7.419	$5.265		$2.448	$4.220
Less distributions
From net investment income	$(0.183)		$—		$—	$—		$(0.065)	$—
From net realized gain	(4.075)		(0.197)		—	(6.299)		(0.645)	—
Total distributions	$(4.258)		$(0.197)		$—	$(6.299)		$(0.710)	$—
Redemption fees	$0.002		$0.006		$0.011	$0.004		$0.002	$—
Net asset value — End of period	$27.100		$35.930		$26.340	$18.910		$19.940	$18.200
Total Return(3)	(14.30	)%(9)	37.26%		39.29%	32.88%		13.15%	30.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$36,045		$48,084		$39,904	$12,158		$7,938	$2,346
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(8)	2.58	%(5)	2.52%		2.68%	2.94	%(7)	3.00%	2.97	%(7)
Net investment income (loss)	0.85	%(5)	(0.00	)%(6)	0.49%	0.09%		(0.56)%	0.91%
Portfolio Turnover of the Portfolio	12%		37%		33%	96%		120%	112%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than (0.005)%.

(7)  The investment adviser to the Portfolio voluntarily waived a portion of its investment advisory fee (equal to 0.04% of average daily net assets for the year ended August 31, 2005). The manager and/or distributor voluntarily waived a portion of its management fee and/or distribution fee (equal to 1.09% of average daily net assets for the year ended August 31, 2003. Absent these waivers, total return would be lower.

(8)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)  Not annualized.

See notes to financial statements
8

Eaton Vance Asian Small Companies Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Effective May 19, 2006, the Fund was closed to new accounts. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Asian Small Companies Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (45.6% at February 29, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported

9

Eaton Vance Asian Small Companies Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended February 29, 2008, the management fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets and amounted to $320,502. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $64,100 of the Fund's operating expenses for the six months ended February 29, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended February 29, 2008, EVM earned $8,203 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $9,021 as its portion of the sales charge on sales of Class A shares for the six months ended February 29, 2008. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts

10

Eaton Vance Asian Small Companies Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% (0.20% while the Fund is closed to new accounts) of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD's distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from Lloyd George's own resources, not Fund assets. For the six months ended February 29, 2008, the Fund paid or accrued to EVD $221,771 and $169,763 for Class A and Class B shares, respectively, representing 0.21% and 0.75% (annualized) of the average daily net assets of Class A and Class B shares, respectively. At February 29, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $764,000.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 29, 2008 amounted to $263,832 and $56,588 for Class A and Class B shares, respectively, representing 0.25% and 0.25% (annualized) of the average daily net assets for Class A and Class B shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended February 29, 2008, the Fund was informed that EVD received approximately $23,000 and $108,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6  Investment Transactions

For the six months ended February 29, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $19,543,505 and $77,225,172, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	510,643	2,155,386
Issued to shareholders electing to receive payments of distributions in Fund shares	569,596	47,705
Redemptions	(1,837,453)	(3,082,674)
Exchange from Class B shares	5,445	12,393
Net decrease	(751,769)	(867,190)

11

Eaton Vance Asian Small Companies Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Class B	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	58,008	127,280
Issued to shareholders electing to receive payments of distributions in Fund shares	119,349	6,420
Redemptions	(179,884)	(297,850)
Exchange to Class A shares	(5,477)	(12,449)
Net decrease	(8,004)	(176,599)

For the six months ended February 29, 2008 and the year ended August 31, 2007, the Fund received $17,922 and $52,394, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

12

Asian Small Companies Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 100.1%
Security	Shares	Value
Australia — 1.8%
Construction & Engineering — 1.8%
Ausgroup, Ltd.	10,088,000	$7,496,576
		$7,496,576
Total Australia (identified cost $12,615,778)		$7,496,576
China — 20.4%
Commercial Services & Supplies — 0.6%
Sino-Environment Tech Group(1)	2,964,000	$2,637,456
		$2,637,456
Construction Materials — 1.9%
TCC International Holdings, Ltd.(1)	8,782,000	$7,980,812
		$7,980,812
Containers & Packaging — 2.1%
AMVIG Holdings, Ltd.	8,042,000	$8,808,532
		$8,808,532
Food Products — 1.4%
China Green Holdings, Ltd.	5,016,000	$5,763,456
		$5,763,456
Hotels, Restaurants & Leisure — 4.0%
China LotSynergy Holdings, Ltd.(1)	127,668,000	$7,966,982
Home Inns & Hotels Management, Inc. ADR(1)	321,659	8,742,692
		$16,709,674
Personal Products — 2.5%
Beauty China Holdings, Ltd.	14,055,000	$10,299,158
		$10,299,158
Software — 1.5%
Hi Sun Technology China, Ltd.(1)	26,010,000	$6,314,012
		$6,314,012

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 4.0%
Ports Design, Ltd.	5,655,000	$16,720,120
		$16,720,120
Tobacco — 2.4%
Huabao International Holdings, Ltd.	11,935,000	$10,127,331
		$10,127,331
Total China (identified cost $73,899,832)		$85,360,551
Hong Kong — 8.2%
Distributors — 2.1%
Integrated Distribution Services Group Ltd.	3,089,000	$8,696,999
		$8,696,999
Hotels, Restaurants & Leisure — 1.9%
Fairwood Holdings, Ltd.	6,902,000	$8,246,462
		$8,246,462
Textiles, Apparel & Luxury Goods — 4.2%
Peace Mark Holdings, Ltd.	11,044,000	$12,319,031
Walker Group	18,039,000	5,240,024
		$17,559,055
Total Hong Kong (identified cost $23,037,893)		$34,502,516
Malaysia — 13.5%
Commercial Services & Supplies — 3.5%
Pelikan International Corp.	11,998,300	$14,809,741
		$14,809,741
Construction Materials — 2.8%
Lafarge Malayan Cement BHD	7,218,240	$11,620,948
		$11,620,948

See notes to financial statements
13

Asian Small Companies Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Electronic Equipment & Instruments — 1.9%
Uchi Technologies BHD	12,627,700	$8,169,017
		$8,169,017
Health Care Equipment & Supplies — 2.5%
Kossan Rubber Industries BHD	9,155,100	$10,386,013
		$10,386,013
Software — 2.8%
Silverlake Axis, Ltd.	34,155,000	$11,543,650
		$11,543,650
Total Malaysia (identified cost $52,189,664)		$56,529,369
Philippines — 3.6%
Construction Materials — 3.6%
Holcim Philippines, Inc.	97,924,000	$15,279,065
		$15,279,065
Total Philippines (identified cost $15,284,169)		$15,279,065
Singapore — 36.8%
Air Freight & Logistics — 4.7%
Goodpack, Ltd.	17,097,875	$19,508,364
		$19,508,364
Communications Equipment — 3.0%
Datacraft Asia, Ltd.	11,087,000	$12,417,440
		$12,417,440
Computer Peripherals — 1.9%
Unisteel Tech, Ltd.	7,883,000	$7,847,424
		$7,847,424
Diversified Consumer Services — 10.9%
Hartford Education Corp., Ltd.	5,382,350	$878,754
Raffles Education Corp., Ltd.	23,988,000	44,933,443
		$45,812,197

Security	Shares	Value
IT Services — 3.9%
CSE Global, Ltd.	23,294,500	$16,492,018
		$16,492,018
Machinery — 1.6%
Armstrong Industrial Corp., Ltd.	31,912,000	$6,743,127
		$6,743,127
Marine — 7.0%
Ezra Holdings, Ltd.	17,608,520	$29,252,912
		$29,252,912
Real Estate — 1.9%
Ascott Residence Trust	8,247,000	$8,087,010
		$8,087,010
Specialty Retail — 1.9%
FJ Benjamin Holdings, Ltd.	21,405,000	$7,959,762
		$7,959,762
Total Singapore (identified cost $91,794,236)		$154,120,254
Taiwan — 10.5%
Communications Equipment — 1.8%
Cipherlab Co., Ltd.	3,330,000	$7,590,451
		$7,590,451
Electronic Equipment & Instruments — 2.2%
Av Tech Corp.	1,983,584	$9,369,666
		$9,369,666
Health Care Equipment & Supplies — 1.6%
Johnson Health Tech Co., Ltd.	3,614,790	$6,471,995
		$6,471,995
Machinery — 3.0%
Awea Mechantronic Co., Ltd.	3,489,124	$6,138,624
Nak Sealing Technologies Corp.	5,486,837	6,431,706
		$12,570,330

See notes to financial statements
14

Asian Small Companies Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Metals & Mining — 1.9%
Gloria Material Tech Corp.	5,349,000	$8,011,859
		$8,011,859
Total Taiwan (identified cost $45,858,385)		$44,014,301
Thailand — 5.3%
Health Services — 2.2%
Bumrungrad Hospital Public Co., Ltd.(2)	7,753,200	$9,114,167
		$9,114,167
Wireless Telecommunication Services — 3.1%
Total Access Communication PCL(1)	9,140,200	$12,887,682
		$12,887,682
Total Thailand (identified cost $12,209,231)		$22,001,849
Total Common Stocks (identified cost $326,889,188)		$419,304,481
Total Investments — 100.1% (identified cost $326,889,188)		$419,304,481
Other Assets, Less Liabilities — (0.1)%		$(375,036)
Net Assets — 100.0%		$418,929,445

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

See notes to financial statements
15

Asian Small Companies Portfolio as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investments, at value (identified cost, $326,889,188)	$419,304,481
Foreign currency, at value (identified cost, $309,413)	310,011
Receivable for investments sold	13,184,683
Dividends and interest receivable	1,441,555
Total assets	$434,240,730
Liabilities
Demand note payable	$14,000,000
Payable to affiliate for investment advisory fee	283,639
Payable to affiliate for administration fee	89,897
Payable to affiliate for Trustees' fees	2,087
Due to custodian	63,333
Accrued foreign capital gains taxes	491,591
Accrued expenses	380,738
Total liabilities	$15,311,285
Net Assets applicable to investors' interest in Portfolio	$418,929,445
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$327,001,920
Net unrealized appreciation (computed on the basis of identified cost)	91,927,525
Total	$418,929,445

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends	$10,585,972
Interest	15,334
Total investment income	$10,601,306
Expenses
Investment adviser fee	$2,330,660
Administration fee	774,136
Trustees' fees and expenses	13,341
Custodian fee	483,271
Legal and accounting services	22,982
Interest expense	76,804
Miscellaneous	14,593
Total expenses	$3,715,787
Deduct — Reduction of custodian fee	$171
Total expense reductions	$171
Net expenses	$3,715,616
Net investment income	$6,885,690
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis), net of foreign capital gain taxes of $3,254,071	$67,966,396
Foreign currency transactions	(150,054)
Net realized gain	$67,816,342
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of decrease in accrued foreign capital gain taxes of $3,262,267	$(153,145,248)
Foreign currency	1,820
Net change in unrealized appreciation (depreciation)	$(153,143,428)
Net realized and unrealized loss	$(85,327,086)
Net decrease in net assets from operations	$(78,441,396)

See notes to financial statements
16

Asian Small Companies Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$6,885,690	$9,031,788
Net realized gain from investment and foreign currency transactions	67,816,342	52,050,896
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(153,143,428)	129,722,092
Net increase (decrease) in net assets from operations	$(78,441,396)	$190,804,776
Capital transactions — Contributions	$21,743,505	$191,168,133
Withdrawals	(218,199,249)	(177,128,352)
Net increase (decrease) in net assets from capital transactions	$(196,455,744)	$14,039,781
Net increase (decrease) in net assets	$(274,897,140)	$204,844,557
Net Assets
At beginning of period	$693,826,585	$488,982,028
At end of period	$418,929,445	$693,826,585

See notes to financial statements
17

Asian Small Companies Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)		2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.18	%(1)	1.14%	1.20%	1.27	%(2)	1.35%	1.52%
Net investment income	2.20	%(1)	1.42%	2.01%	1.76%		0.99%	1.52%
Portfolio Turnover	12%		37%	33%	96%		120%	112%
Total Return	(13.70	)%(4)	39.14%	41.33%	35.07%		15.00%	32.17%
Net assets, end of period (000's omitted)	$418,929		$693,827	$488,982	$171,610		$113,825	$68,837

(1)  Annualized.

(2)  The investment adviser waived a portion of the investment adviser fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(3)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)  Not annualized.

See notes to financial statements
18

Asian Small Companies Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 29, 2008, Eaton Vance Asian Small Companies Fund held a 45.6% interest in the Portfolio. In addition, an unregistered fund advised by the Adviser to the Portfolio held a 54.4% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments.

19

Asian Small Companies Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.70% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended February 29, 2008, the advisory fee was 0.74% (annualized) of the Portfolio's average daily net assets and amounted to $2,330,660. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, 0.233% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the six months ended February 29, 2008, the administration fee was 0.25% (annualized) of the Portfolio's average daily net assets and amounted to $774,136.

20

Asian Small Companies Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $71,988,761 and $259,106,155, respectively, for the six months ended February 29, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 29, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$326,911,515
Gross unrealized appreciation	$138,006,652
Gross unrealized depreciation	(45,613,686)
Net unrealized appreciation	$92,392,966

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At February 29, 2008, the Portfolio had a balance outstanding pursuant to this line of credit of $14,000,000. Average borrowings and the average interest rate for the six months ended February 29, 2008 were $3,693,956 and 4.16%, respectively.

6  Overdraft Advance

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio's assets to the extent of any overdraft. At February 29, 2008, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $63,333.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

21

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

22

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Asian Small Companies Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

23

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

24

Eaton Vance Asian Small Companies Fund

INVESTMENT MANAGEMENT

Eaton Vance Asian Small Companies Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Asian Small Companies Portfolio

Officers
Hon. Robert Lloyd George
President
Christopher Darling
Vice President and
Co-Portfolio Manager
William Walter Raleigh Kerr
Vice President and
Assistant Treasurer
Guan Mean Ng
Vice President and
Co-Portfolio Manager
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

25

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Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

405-4/08  ASSRC

Semiannual Report February 29, 2008

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of February 29, 2008

INVESTMENT UPDATE

Economic and Market Conditions

Pamela Chan
Portfolio Manager

•      The China region stock markets performed very well from August 2007 through October, maintaining the momentum established earlier in 2007 amid a robust economy, good earnings growth and a continuing infusion of fixed asset investment. However, in the fourth quarter 2007, the markets began a sharp correction, reacting to indications of a slowing global economy and Chinese government efforts to control inflation by curtailing lending. The downturn in the China market was led primarily by companies with export exposure to the U.S. As the global credit crisis widened, concerns about further bank writedowns and a weather-related disruption of production and food inflation pushed the China market still lower by the end of the six-month period ended February 29, 2008.

•      The Hong Kong market fared slightly better than China. Because Hong Kong’s currency is pegged to the U.S. dollar, the Federal Reserve’s interest rate cuts provided a de facto stimulus to Hong Kong’s domestic economy and boosted property asset values. The volatile Taiwan market also reflected faltering export demand from the U.S. and Europe. However, the Taiwan market rebounded slightly late in the period, boosted by a stronger domestic economy, improving retail sales and anticipation of better cross-Straits relations following the upcoming national election.

Management Discussion

•      The Fund currently invests its assets in Greater China Growth Portfolio (the Portfolio), a separate registered investment company with the same investment objective and policies as the Fund. During the period, the Portfolio continued to invest in the securities of companies management believes will benefit from the continued economic development of mainland China and the China region. The Portfolio’s largest country weighting at February 29, 2008, was in mainland China, followed by Hong Kong, Taiwan and Singapore. The Portfolio’s largest sector weightings were financials, consumer discretionary, telecommunication services and materials.

•      The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index – a broad-based, unmanaged market index of common stocks traded in China, Hong Kong and Taiwan – during the six months ended February 29, 2008. The primary reason for the Fund’s relative underperformance was the portfolio’s overweighting in China. The China market declined 32% from its peak in late October to the end of the six-month period. The Portfolio’s higher relative concentration in mid-cap and small-cap stocks also contributed to the Fund’s underperformance, as large-cap stocks performed better during the market downturn.

•      Telecommunication services stocks were among the Portfolio’s more successful performers. Among these was China’s largest mobile phone operator, which benefited from strong subscriber growth, increasing penetration into China’s rural markets and the enhancement of phone-based services. A telecom support services company was also additive to performance, helped by continued investment by service providers in telecom infrastructure.

•      The Portfolio’s energy and consumer discretionary investments contributed modestly to performance. The Portfolio’s holdings in coal producers and energy services companies boosted performance, as they were relatively insulated from movements in oil prices and saw strong earnings growth due to a sharp rise in production levels. In the consumer discretionary sector, selected hotel and restaurant chains, media companies and retailers fared well, benefiting from increased consumer activity among the region’s burgeoning middle class.

•      The Portfolio’s materials sector holdings turned in a mixed performance. A Taiwan-based fertilizer producer posted a strong performance, as tight global fertilizer

Eaton Vance Greater China Growth Fund Total Return Performance 8/31/07 – 2/29/08

Class A(1)	-4.39%
Class B(1)	-4.63
Class C(1)	-4.61
MSCI Golden Dragon Index(2)	1.76
Lipper China Region Funds Average(2)	-3.75

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. TheIndex’s total return return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

supplies resulted in record grain prices and robust earnings growth. The surge in meat consumption among Asia’s burgeoning middle class has increased the demand for fertilizer to increase grain yields for livestock feed. Elsewhere in the materials sector, two of China’s largest cement producers performed well. Amid China’s building boom and rising prices for cement, the companies made key strategic acquisitions that improved their capacity to meet increasing demand. Less successful in the materials sector was China’s largest manufacturer of containerboard. The company was hurt by rising commodity prices and by fears of weaker demand for containerboard due to declining global shipments.

•      While the Portfolio’s information technology sector stocks generally fared poorly, an underweighting in the sector helped relative performance. The slowing global economy resulted in declining sales of Asia’s consumer electronics and deferred purchases of technology products by many businesses. A notable exception among the Portfolio’s holdings was China’s leading instant messaging company. Amid a continuing surge in Internet usage, the company benefited from increased market penetration and the introduction of innovative new services.

•      The Portfolio’s investments in the financial sector detracted from performance. The Portfolio’s over-weighting in China-based property stocks, which suffered a selloff tied to a tightening of mortgage credit and a slowdown in transaction activity, negatively impacted performance. Relative performance was also constrained by an underweighting in Hong Kong property stocks and banks. Contrary to trends on the mainland, Hong Kong’s property market saw rising prices in the luxury market, while banks saw increasing mortgage volumes and improving asset quality.

Portfolio Composition

Top Ten Holdings(1)

By net assets

China Mobile, Ltd.	7.5%
China National Building Material Co., Ltd. - Class H	3.4
PetroChina Co., Ltd. - Class H	2.8
Parkson Retail Group, Ltd.	2.8
Anhui Conch Cement Co., Ltd. - Class H	2.8
China Merchants Holdings International Co., Ltd.	2.5
Guangzhou R&F Properties Co., Ltd. - Class H	2.4
China Life Insurance Co., Ltd. – Class H	2.4
Tencent Holdings, Ltd.	2.3
Esprit Holdings, Ltd.	2.2

(1)  Top Ten Holdings represented 31.1% of the Portfolio’s net assets of 2/29/08.

Sector Weightings(2)

By net assets

(2)  Reflects the Portfolio’s investments as of 2/29/08.

The views expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Greater China Growth Fund as of February 29, 2008

FUND PERFORMANCE

Fund performance(1)	Class A	Class B	Class C
Share Class Symbols	EVCGX	EMCGX	ECCGX
Average Annual Total Returns (at net asset value)
Six Months	-4.39%	-4.63%	-4.61%
One Year	32.53	31.88	31.90
Five Years	31.36	30.70	30.67
Ten Years	10.25	9.63	9.58
Life of Fund†	8.58	7.10	4.41
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-9.88%	-9.15%	-5.51%
One Year	24.90	26.88	30.90
Five Years	29.82	30.56	30.67
Ten Years	9.60	9.63	9.58
Life of Fund†	8.16	7.10	4.41

†Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93.

(1)  Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating expenses(2)	Class A	Class B	Class C
Gross Expense Ratio	2.20%	2.70%	2.70%
Net Expense Ratio	2.15	2.65	2.65

(2)	Source: Prospectus dated 1/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation in effect for certain periods, performance would have been lower. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater China Growth Fund as of February 29, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 – February 29, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

  Eaton Vance Greater China Growth Fund

	Beginning Account Value (9/1/07)	Ending Account Value (2/29/08)	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual
Class A	$1,000.00	$956.10	$9.78
Class B	$1,000.00	$953.70	$12.19
Class C	$1,000.00	$953.90	$12.19
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.90	$10.07
Class B	$1,000.00	$1,012.40	$12.56
Class C	$1,000.00	$1,012.40	$12.56

* Expenses are equal to the Fund's annualized expense ratio of 2.01% for Class A shares, 2.51% for Class B shares and 2.51% for Class C shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2007. The Example reflects expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater China Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $254,834,704)	$393,400,994
Receivable for Fund shares sold	1,062,297
Receivable from the Manager and Investment Adviser to the Portfolio	15,468
Total assets	$394,478,759
Liabilities
Payable for Fund shares redeemed	$895,988
Payable to affiliate for distribution and service fees	203,660
Payable to affiliate for management fee	77,340
Payable to affiliate for Trustees' fees	210
Accrued expenses	76,872
Total liabilities	$1,254,070
Net Assets	$393,224,689
Sources of Net Assets
Paid-in capital	$253,463,820
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	4,121,752
Accumulated net investment loss	(2,927,173)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	138,566,290
Total	$393,224,689
Class A Shares
Net Assets	$268,874,322
Shares Outstanding	9,075,130
Net Asset Value and Offering Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$29.63
Maximum Offering Price Per Share (100 ÷ 94.25 of $29.63)	$31.44
Class B Shares
Net Assets	$47,369,621
Shares Outstanding	1,609,173
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$29.44
Class C Shares
Net Assets	$76,980,746
Shares Outstanding	2,619,552
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$29.39

On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends allocated from Portfolio	$1,990,013
Interest allocated from Portfolio	127,059
Expenses allocated from Portfolio	(2,681,862)
Net investment loss from Portfolio	$(564,790)
Expenses
Management fee	$579,492
Trustees' fees and expenses	1,987
Distribution and service fees Class A	792,160
Class B	280,219
Class C	456,680
Transfer and dividend disbursing agent fees	274,100
Printing and postage	37,840
Registration fees	35,980
Legal and accounting services	14,322
Miscellaneous	5,664
Total expenses	$2,478,444
Deduct — Expense reduction by the Manager and the Investment Adviser to the Portfolio	$116,061
Total expense reductions	$116,061
Net expenses	$2,362,383
Net investment loss	$(2,927,173)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain Investment transactions (identified cost basis)	$18,569,572
Foreign currency transactions	58,356
Net realized gain	$18,627,928
Change in unrealized appreciation (depreciation) Investments (identified cost basis)	$(41,425,815)
Foreign currency	186,046
Net change in unrealized appreciation (depreciation)	$(41,239,769)
Net realized and unrealized loss	$(22,611,841)
Net decrease in net assets from operations	$(25,539,014)

See notes to financial statements
5

Eaton Vance Greater China Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment loss	$(2,927,173)	$(1,244,775)
Net realized gain from investment and foreign currency transactions	18,627,928	36,501,127
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(41,239,769)	134,470,268
Net increase (decrease) in net assets from operations	$(25,539,014)	$169,726,620
Distributions to shareholders — From net investment income Class A	$—	$(229,925)
From net realized gain Class A	(17,722,361)	—
Class B	(3,116,569)	—
Class C	(5,072,617)	—
Total distributions to shareholders	$(25,911,547)	$(229,925)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$78,065,359	$94,650,217
Class B	11,777,512	17,596,907
Class C	25,827,458	33,621,298
Net asset value of shares issued to shareholders in payment of distributions declared Class A	14,764,060	182,316
Class B	2,556,933	—
Class C	3,724,124	—
Cost of shares redeemed Class A	(64,398,140)	(70,022,440)
Class B	(8,440,027)	(11,617,907)
Class C	(21,637,765)	(18,943,204)
Net asset value of shares exchanged Class A	1,382,050	1,550,327
Class B	(1,382,050)	(1,550,327)
Redemption fees	50,523	58,025
Net increase in net assets from Fund share transactions	$42,290,037	$45,525,212
Net increase (decrease) in net assets	$(9,160,524)	$215,021,907
Net Assets
At beginning of period	$402,385,213	$187,363,306
At end of period	$393,224,689	$402,385,213
Accumulated net investment loss included in net assets
At end of period	$(2,927,173)	$—

See notes to financial statements
6

Eaton Vance Greater China Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$32.700		$18.010	$14.590	$12.070		$10.210	$8.310
Income (loss) from operations
Net investment income (loss)	$(0.194)		$(0.068)	$0.045	$0.124		$0.104	$0.026
Net realized and unrealized gain (loss)	(0.924)		14.783	3.490	2.422		1.761	1.862
Total income (loss) from operations	$(1.118)		$14.715	$3.535	$2.546		$1.865	$1.888
Less distributions
From net investment income	$—		$(0.030)	$(0.117)	$(0.029)		$(0.028)	$—
From net realized gain	(1.956)		—	—	—		—	—
Total distributions	$(1.956)		$(0.030)	$(0.117)	$(0.029)		$(0.028)	$—
Redemption fees	$0.004		$0.005	$0.002	$0.003		$0.023	$0.012
Net asset value — End of period	$29.630		$32.700	$18.010	$14.590		$12.070	$10.210
Total Return(2)	(4.39	)%(6)	81.80%	24.38%	21.13%		18.51%	22.86%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$268,874		$274,135	$131,283	$88,860		$70,923	$30,892
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.01	%(4)	2.15%	2.35%	2.47	%(5)	2.67%	3.07%
Expenses after custodian fee reduction(3)	2.01	%(4)	2.15%	2.34%	2.36	%(5)	2.55%	2.87%
Net investment income (loss)	(1.10	)%(4)	(0.28)%	0.27%	0.89%		0.88%	0.31%
Portfolio Turnover of the Portfolio	22%		62%	49%	79%		124%	114%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(6)  Not annualized.

See notes to financial statements
7

Eaton Vance Greater China Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$32.580		$18.010	$14.590	$12.110		$10.260	$8.410
Income (loss) from operations
Net investment income (loss)	$(0.280)		$(0.192)	$(0.037)	$0.060		$(0.120)	$(0.020)
Net realized and unrealized gain (loss)	(0.908)		14.757	3.497	2.417		1.930	1.870
Total income (loss) from operations	$(1.188)		$14.565	$3.460	$2.477		$1.810	$1.850
Less distributions
From net investment income	$—		$—	$(0.042)	$—		$—	$—
From net realized gain	(1.956)		—	—	—		—	—
Total distributions	$(1.956)		$—	$(0.042)	$—		$—	$—
Redemption fees	$0.004		$0.005	$0.002	$0.003		$0.040	$—
Net asset value — End of period	$29.440		$32.580	$18.010	$14.590		$12.110	$10.260
Total Return(2)	(4.63	)%(6)	80.90%	23.77%	20.49%		18.03%	21.99%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$47,370		$48,913	$23,533	$16,935		$13,365	$37,282
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.51	%(4)	2.65%	2.85%	2.97	%(5)	3.17%	3.57%
Expenses after custodian fee reduction(3)	2.51	%(4)	2.65%	2.84%	2.86	%(5)	3.05%	3.37%
Net investment income (loss)	(1.60	)%(4)	(0.79)%	(0.22)%	0.42%		(1.02)%	(0.22)%
Portfolio Turnover of the Portfolio	22%		62%	49%	79%		124%	114%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(6)  Not annualized.

See notes to financial statements
8

Eaton Vance Greater China Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$32.520		$17.980	$14.580	$12.120		$10.280	$8.440
Income (loss) from operations
Net investment income (loss)	$(0.280)		$(0.190)	$(0.026)	$0.066		$— (2)	$(0.010)
Net realized and unrealized gain (loss)	(0.898)		14.725	3.482	2.418		1.806	1.850
Total income (loss) from operations	$(1.178)		$14.535	$3.456	$2.484		$1.806	$1.840
Less distributions
From net investment income	$—		$—	$(0.058)	$(0.027)		$—	$—
From net realized gain	(1.956)		—	—	—		—	—
Total distributions	$(1.956)		$—	$(0.058)	$(0.027)		$—	$—
Redemption fees	$0.004		$0.005	$0.002	$0.003		$0.034	$—
Net asset value — End of period	$29.390		$32.520	$17.980	$14.580		$12.120	$10.280
Total Return(3)	(4.61	)%(7)	80.87%	23.78%	20.54%		17.82%	21.93%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$76,981		$79,337	$32,547	$17,168		$11,026	$3,672
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.51	%(5)	2.65%	2.85%	2.97	%(6)	3.17%	3.57%
Expenses after custodian fee reduction(4)	2.51	%(5)	2.65%	2.84%	2.86	%(6)	3.05%	3.37%
Net investment income (loss)	(1.60	)%(5)	(0.78)%	(0.15)%	0.48%		(0.01)%	(0.15)%
Portfolio Turnover of the Portfolio	22%		62%	49%	79%		124%	114%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Equal to less than $0.001 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser to the Portfolio waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(7)  Not annualized.

See notes to financial statements
9

Eaton Vance Greater China Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 29, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting

10

Eaton Vance Greater China Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended February 29, 2008, the management fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets and amounted to $579,492. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund's total operating expenses in an amount equal to 0.05% annually of the Fund's average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $116,061 of the Fund's operating expenses for the six months ended February 29, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended February 29, 2008, EVM earned $17,192 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $189,517 as its portion of the sales charge on sales of Class A shares for the six months ended February 29, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers

11

Eaton Vance Greater China Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD's distribution effort. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George's own resources, not Fund assets. For the six months ended February 29, 2008, the Fund paid or accrued to EVD $541,572, $210,164 and $342,510 for Class A, Class B and Class C shares, respectively, representing 0.34%, 0.75%, and 0.75% (annualized) of the average daily net assets for Class A, Class B and Class C shares, respectively. At February 29, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $3,421,000 and $13,023,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plans authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 29, 2008 amounted to $250,588, $70,055, and $114,170 for Class A, Class B and Class C shares, respectively, representing 0.16%, 0.25% and 0.25% (annualized) of the average daily net assets for Class A, Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended February 29, 2008, the Fund was informed that EVD received approximately $13,000, $77,400 and $67,700 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended February 29, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $115,949,248 and $102,024,074, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

12

Eaton Vance Greater China Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	2,110,329	3,838,737
Issued to shareholders electing to receive payments of distributions in Fund shares	416,006	8,014
Redemptions	(1,876,667)	(2,817,097)
Exchange from Class B shares	41,247	63,651
Net increase	690,915	1,093,305
Class B	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	322,580	725,608
Issued to shareholders electing to receive payments of distributions in Fund shares	72,455	—
Redemptions	(245,845)	(467,319)
Exchange to Class A shares	(41,462)	(63,762)
Net increase	107,728	194,527
Class C	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	701,283	1,372,572
Issued to shareholders electing to receive payments of distributions in Fund shares	105,709	—
Redemptions	(626,900)	(743,653)
Net increase	180,092	628,919

For the six months ended February 29, 2008 and the year ended August 31, 2007, the Fund received $50,523 and $58,025, respectively, in redemption fees on Class A shares.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Greater China Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 96.4%
Security	Shares	Value
China — 61.0%
Auto Components — 1.2%
Minth Group, Ltd.	4,314,000	$4,716,622
		$4,716,622
Commercial Banks — 3.9%
China Construction Bank - Class H	10,473,000	$7,935,596
China Merchants Bank Co., Ltd. - Class H	2,153,000	7,474,318
		$15,409,914
Construction & Engineering — 1.8%
China Communications Construction Co., Ltd. - Class H	2,662,000	$6,897,917
China National Materials Co. - Class H(1)	518,000	543,255
		$7,441,172
Construction Materials — 6.2%
Anhui Conch Cement Co., Ltd. - Class H	1,410,000	$10,868,709
China National Building Material Co., Ltd. - Class H	4,240,000	13,327,788
		$24,196,497
Containers & Packaging — 3.9%
AMVIG Holdings, Ltd.	7,810,000	$8,554,418
Nine Dragons Paper Holdings, Ltd.	3,927,000	6,913,839
		$15,468,257
Diversified Consumer Services — 2.1%
New Oriental Education & Technology Group, Inc. ADR(1)	134,300	$8,373,605
		$8,373,605
Diversified Telecommunication Services — 2.7%
China Communications Services Corp., Ltd. - Class H(1)	6,678,000	$5,765,033
China Netcom Group Corp., Ltd.	1,591,500	4,906,490
		$10,671,523
Electrical Equipment — 1.4%
Shanghai Electric Group Co., Ltd. - Class H	7,966,000	$5,638,746
		$5,638,746

Security	Shares	Value
Energy Equipment & Services — 2.1%
China Oilfield Services, Ltd. - Class H	4,214,000	$8,222,591
		$8,222,591
Health Care Equipment and Supplies — 1.1%
Mindray Medical International, Ltd. ADR	114,800	$4,213,160
		$4,213,160
Hotels, Restaurants & Leisure — 0.8%
Home Inns & Hotels Management, Inc. ADR(1)	117,710	$3,199,358
		$3,199,358
Independent Power Producers & Energy Traders — 1.4%
China Resources Power Holdings Co., Ltd.	2,192,000	$5,439,860
		$5,439,860
Insurance — 3.4%
China Insurance International Holdings Co., Ltd.(1)	1,502,000	$3,883,861
China Life Insurance Co., Ltd. - Class H	2,401,000	9,324,519
		$13,208,380
Life Sciences Tools & Services — 1.0%
WuXi PharmaTech Cayman, Inc. ADR(1)	156,500	$3,756,000
		$3,756,000
Machinery — 1.2%
China Infrastructure Machinery Holdings, Ltd.	3,108,000	$4,855,476
		$4,855,476
Media — 2.2%
Focus Media Holding, Ltd. ADR(1)	170,900	$8,608,233
		$8,608,233
Oil, Gas & Consumable Fuels — 6.0%
China Coal Energy Co. - Class H	2,926,000	$6,422,445
China Shenhua Energy Co., Ltd. - Class H	1,195,000	6,087,367
PetroChina Co., Ltd. - Class H	7,634,000	11,175,448
		$23,685,260

See notes to financial statements
14

Greater China Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Real Estate Management & Development — 4.7%
E-House China Holdings, Ltd. ADR(1)	187,300	$3,045,498
Guangzhou R&F Properties Co., Ltd. - Class H	3,077,200	9,325,724
KWG Property Holding, Ltd.(1)	3,765,000	3,692,059
Sino-Ocean Land Holdings, Ltd.(1)	2,332,500	2,440,371
		$18,503,652
Textiles, Apparel & Luxury Goods — 2.0%
Ports Design, Ltd.	2,658,000	$7,858,900
		$7,858,900
Tobacco — 1.9%
Huabao International Holdings, Ltd.	8,635,000	$7,327,148
		$7,327,148
Transportation Infrastructure — 2.5%
China Merchants Holdings International Co., Ltd.	1,818,000	$9,759,194
		$9,759,194
Wireless Telecommunication Services — 7.5%
China Mobile, Ltd.	1,982,000	$29,679,237
		$29,679,237
Total China (identified cost $147,919,093)		$240,232,785
Hong Kong — 23.2%
Commercial Banks — 1.1%
Hang Seng Bank, Ltd.	232,500	$4,401,167
		$4,401,167
Data Processing & Outsourced Services — 0.9%
International Elite, Ltd.(1)	19,738,000	$3,399,320
		$3,399,320
Distributors — 3.6%
Integrated Distribution Services Group Ltd.	2,551,000	$7,182,274
Li & Fung, Ltd.	1,882,000	6,846,046
		$14,028,320

Security	Shares	Value
Diversified Financial Services — 1.3%
Hong Kong Exchanges and Clearing, Ltd.	269,500	$5,120,139
		$5,120,139
Internet Software & Services — 2.3%
Tencent Holdings, Ltd.	1,473,000	$9,157,571
		$9,157,571
Multiline Retail — 2.8%
Parkson Retail Group, Ltd.	1,050,000	$10,931,295
		$10,931,295
Real Estate Management & Development — 6.1%
Cheung Kong Holdings, Ltd.	524,000	$7,827,847
Kerry Properties, Ltd.	634,500	4,239,555
Sun Hung Kai Properties, Ltd.	338,000	5,890,635
Swire Pacific, Ltd. - Class A	548,000	6,246,719
		$24,204,756
Specialty Retail — 2.2%
Esprit Holdings, Ltd.	699,000	$8,785,086
		$8,785,086
Textiles, Apparel & Luxury Goods — 1.7%
Peace Mark Holdings, Ltd.	5,980,000	$6,670,392
		$6,670,392
Transportation Infrastructure — 1.2%
Hopewell Holdings, Ltd.	1,011,000	$4,633,850
		$4,633,850
Total Hong Kong (identified cost $58,278,641)		$91,331,896
Singapore — 2.1%
Marine — 2.1%
Cosco Corp., Ltd.	2,863,000	$8,125,222
		$8,125,222
Total Singapore (identified cost $5,307,045)		$8,125,222

See notes to financial statements
15

Greater China Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Taiwan — 10.1%
Chemicals — 1.7%
Taiwan Fertilizer Co., Ltd.	1,744,000	$6,802,249
		$6,802,249
Electronic Equipment & Instruments — 1.7%
Hon Hai Precision Industry Co., Ltd.	1,075,680	$6,417,636
		$6,417,636
Hotels, Restaurants & Leisure — 1.2%
Formosa International Hotels Corp.	318,617	$4,740,864
		$4,740,864
Insurance — 1.1%
Cathay Financial Holding Co., Ltd.	1,761,789	$4,414,231
		$4,414,231
Semiconductors & Semiconductor Equipment — 2.7%
MediaTek, Inc.	332,871	$3,733,319
Taiwan Semiconductor Manufacturing Co., Ltd.	3,468,161	6,775,204
		$10,508,523
Wireless Telecommunication Services — 1.7%
Far EasTone Telecommunications Co., Ltd.	4,827,300	$6,740,797
		$6,740,797
Total Taiwan (identified cost $29,422,360)		$39,624,300
Total Common Stocks (identified cost $240,927,139)		$379,314,203

Rights — 0.0%
Security	Shares	Value
China — 0.0%
Containers & Packaging — 0.0%
Wing Fat Printing Co.(2)	13,430	$0
		$0
Total China (identified cost $0)		$0
Total Rights (identified cost $0)		$0
Total Investments — 96.4% (identified cost $240,927,139)		$379,314,203
Other Assets, Less Liabilities — 3.6%		$14,087,214
Net Assets — 100.0%		$393,401,417

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements
16

Greater China Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investments, at value (identified cost, $240,927,139)	$379,314,203
Cash	9,918,092
Foreign currency, at value (identified cost, $4,450,005)	4,634,664
Dividends and interest receivable	49,406
Total assets	$393,916,365
Liabilities
Payable to affiliate for investment advisory fee	$244,295
Payable to affiliate for administration fee	77,427
Payable to affiliate for Trustees' fees	83
Accrued expenses	193,143
Total liabilities	$514,948
Net Assets applicable to investors' interest in Portfolio	$393,401,417
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$254,829,553
Net unrealized appreciation (computed on the basis of identified cost)	138,571,864
Total	$393,401,417

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends	$1,990,015
Interest	127,059
Total investment income	$2,117,074
Expenses
Investment adviser fee	$1,746,628
Administration fee	579,973
Trustees' fees and expenses	10,271
Custodian fee	295,803
Legal and accounting services	28,813
Miscellaneous	21,279
Total expenses	$2,682,767
Deduct — Reduction of custodian fee	$903
Total expense reductions	$903
Net expenses	$2,681,864
Net investment loss	$(564,790)
Realized and Unrealized Gain (Loss)
Net realized gain Investment transactions (identified cost basis)	$18,569,591
Foreign currency transactions	58,356
Net realized gain	$18,627,947
Change in unrealized appreciation (depreciation) Investments (identified cost basis)	$(41,425,852)
Foreign currency	186,046
Net change in unrealized appreciation (depreciation)	$(41,239,806)
Net realized and unrealized loss	$(22,611,859)
Net decrease in net assets from operations	$(23,176,649)

See notes to financial statements
17

Greater China Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income (loss)	$(564,790)	$1,847,823
Net realized gain from investment and foreign currency transactions	18,627,947	36,501,170
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(41,239,806)	134,470,426
Net increase (decrease) in net assets from operations	$(23,176,649)	$172,819,419
Capital transactions — Contributions	$115,949,248	$145,264,135
Withdrawals	(102,024,074)	(102,948,549)
Net increase in net assets from capital transactions	$13,925,174	$42,315,586
Net increase (decrease) in net assets	$(9,251,475)	$215,135,005
Net Assets
At beginning of period	$402,652,892	$187,517,887
At end of period	$393,401,417	$402,652,892

See notes to financial statements
18

Greater China Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)		2007	2006	2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.15	%(2)	1.22%	1.29%	1.27	%(1)	1.34%	1.43%
Expenses after custodian fee reduction	1.15	%(2)	1.22%	1.28%	1.18	%(1)	1.24%	1.25%
Net investment income (loss)	(0.24	)%(2)	0.65%	1.35%	2.08%		1.70%	1.90%
Portfolio Turnover	22%		62%	49%	79%		124%	114%
Total Return	(3.98	)%(3)	83.42%	25.67%	22.54%		20.02%	24.59%
Net assets, end of period (000's omitted)	$393,401		$402,653	$187,518	$122,758		$95,456	$71,829

(1)  The investment adviser waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for the year ended August 31, 2005. Absent this waiver, total return would be lower.

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
19

Greater China Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of companies located in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 29, 2008, Eaton Vance Greater China Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income,

20

Greater China Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory

21

Greater China Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the six months ended February 29, 2008, the advisory fee was 0.75% (annualized) of the Portfolio's average daily net assets and amounted to $1,746,628. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended February 29, 2008, the administration fee was 0.25% (annualized) of the Portfolio's average daily net assets and amounted to $579,973.

Except for Trustees of the Portfolio who are not members of EVM's or Lloyd George's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $111,840,083 and $97,268,585, respectively, for the six months ended February 29, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 29, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$240,927,139
Gross unrealized appreciation	$145,737,788
Gross unrealized depreciation	(7,350,724)
Net unrealized appreciation	$138,387,064

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 29, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

22

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

23

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Greater China Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater China Growth Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year

24

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

25

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Greater China Growth Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Greater China Growth Portfolio

Officers
Hon. Robert Lloyd George
President
Pamela Chan
Vice President and
Portfolio Manager
William Walter Raleigh Kerr
Vice President and Assistant Treasurer
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

26

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Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

406-4/08  CGSRC

Semiannual Report February 29, 2008

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Growth Fund as of February 29, 2008

INVESTMENT UPDATE

Arieh Coll
Eaton Vance Corp.
Co-Portfolio Manager

Edward R. Allen, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors, L.L.C.
Co-Portfolio Manager

Economic and Market Conditions

•      Broad equity markets finished the six months ended February 29, 2008 in negative territory in an environment of increased volatility and ongoing concerns regarding the credit and housing markets. After a strong start in 2007, global markets encountered turbulence in the second half of the calendar year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets both at home and around the world, leading to concerns about a global economic slowdown. Additionally, crude oil prices rose to new highs during the six-month period, while the U.S. dollar fell to record lows versus other major currencies. Despite the Federal Reserve’s decision to lower short-term interest rates significantly during the final four months of 2007 and into 2008, volatility in the stock and bond markets continued through the end of February 2008. International markets generally moved lower in sympathy with the U.S., as investors perceived that a slowdown in the U.S. would result in lower export demand from U.S. consumers laden with debt, job insecurity and soaring energy costs.

Management Discussion

•      For the six months ended February 29, 2008, Eaton Vance Global Growth Fund (the “Fund”) strongly outperformed the MSCI World Index and the average return of the Lipper Global Multi-Cap Growth Funds Classification.(2) The Fund’s outperformance was the result of strong returns from both its U.S. and international holdings. Performance was driven by successful stock selection in several different industry sectors, but also from some beneficial sector allocations.

•      The Fund currently invests its assets in Global Growth Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund.

•      During the six months ended February 29, 2008, the Portfolio had positive contributions to relative returns (compared with the MSCI World Index) from the materials, financials, energy, industrials, consumer discretionary, health care, and telecommunication services sectors. The only sector that detracted was consumer staples, where the Portfolio had negative returns in the food products industry.

Eaton Vance Global Growth Fund
Total Return Performance 8/31/07 – 2/29/08

Fund - Class A(1)	0.13%
Fund - Class B(1)	-0.14
Fund - Class C(1)	-0.14
Morgan Stanley Capital International (MSCI) World Index2	-6.14
Lipper Global Multi-Cap Growth Funds Average2	-4.38

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

•      In the materials sector, stocks held by the Portfolio in the metals and mining and containers and packaging industries had strong performance, making the largest contributions to this sector’s returns. In the struggling financials sector, the Portfolio benefited from being underweighted, which helped its relative performance. In addition, Portfolio holdings of real estate investment trusts had strong performance and made a solid contribution to returns. Oil and gas stocks continued to lead the Portfolio’s energy sector returns, while in the industrials sector, construction and engineering, machinery, and trading company stocks made the strongest contributions. Among the Portfolio’s consumer discretionary holdings, Internet and catalog retailers and multiline retailers performed well, while pharmaceutical stocks led in the health care sector. Wireless stocks were the leading performers in the telecommunication services sector.

Portfolio Information

Common Stock Investments by Sector(1)

By net assets

(1)As a percentage of the Portfolio’s net assets as of 2/29/08.

Top Ten Common Stock Holdings(2)

By net assets

Annaly Capital Management, Inc.	3.1%
Hess Corp.	2.6
Thompson Creek Metals Co., Inc.	2.2
Nintendo Co., Ltd.	2.2
Research In Motion, Ltd.	2.2
Rio Tinto PLC ADR	2.1
MEMC Electronic Materials, Inc.	1.8
Total SA ADR	1.4
France Telecom SA ADR	1.3
Turkcell Iletisim Hizmetleri AS ADR	1.3

(2)Top Ten Common Stock Holdings represented 20.2% of the Portfolio’s net assets as of 2/29/08.

Eaton Vance Global Growth Fund as of February 29, 2008

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C
Share Class Symbol	ETIAX	EMIAX	ECIAX
Average Annual Total Returns (at net asset value)
Six Months	0.13%	-0.14%	-0.14%
One Year	12.95	12.40	12.38
Five Years	16.83	16.24	16.24
10 Years	7.98	7.42	7.40
Life of Fund†	10.05	9.55	9.31
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-5.62%	-5.13%	-1.14%
One Year	6.43	7.40	11.38
Five Years	15.45	16.02	16.24
10 Years	7.34	7.42	7.40
Life of Fund†	9.53	9.55	9.31

†Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

(1)Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent  deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	2.33%	2.83%	2.83%

(2)Source: Prospectus dated 1/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Growth Fund as of February 29, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 – February 29, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth Fund

	Beginning Account Value (9/1/07)	Ending Account Value (2/29/08)	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual
Class A	$1,000.00	$1,001.30	$10.95
Class B	$1,000.00	$998.60	$13.42
Class C	$1,000.00	$998.60	$13.42
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.90	$11.02
Class B	$1,000.00	$1,011.40	$13.50
Class C	$1,000.00	$1,011.40	$13.50

* Expenses are equal to the Fund's annualized expense ratio of 2.20% for Class A shares, 2.70% for Class B shares and 2.70% for Class C shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Global Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investment in Global Growth Portfolio, at value (identified cost, $81,657,989)	$96,963,187
Receivable for Fund shares sold	55,908
Tax reclaims receivable	4,676
Total assets	$97,023,771
Liabilities
Payable for Fund shares redeemed	$440,104
Payable to affiliate for distribution and service fees	51,282
Payable to affiliate for management fee	10,174
Payable to affiliate for Trustees' fees	216
Accrued expenses	67,198
Total liabilities	$568,974
Net Assets	$96,454,797
Sources of Net Assets
Paid-in capital	$105,656,871
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(24,514,208)
Accumulated undistributed net investment income	5,044
Net unrealized appreciation	1,892
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	15,305,198
Total	$96,454,797
Class A Shares
Net Assets	$65,622,709
Shares Outstanding	2,939,056
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$22.33
Maximum Offering Price Per Share (100 ÷ 94.25 of $22.33)	$23.69
Class B Shares
Net Assets	$17,551,190
Shares Outstanding	799,911
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$21.94
Class C Shares
Net Assets	$13,280,898
Shares Outstanding	627,825
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$21.15
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $27,104)	$955,554
Interest allocated from Portfolio	60,811
Miscellaneous income	19,513
Securities lending income allocated from Portfolio, net	94,662
Expenses allocated from Portfolio	(643,701)
Net investment income	$486,839
Expenses
Management fee	$64,703
Trustees' fees and expenses	1,993
Distribution and service fees Class A	170,016
Class B	104,980
Class C	70,168
Transfer and dividend disbursing agent fees	85,050
Legal and accounting services	24,355
Registration fees	23,450
Printing and postage	16,480
Custodian fee	8,418
Miscellaneous	6,621
Total expenses	$576,234
Net investment loss	$(89,395)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Portfolio — Investment transactions (identified cost basis)	$3,704,168
Foreign currency transactions	(9,934)
Net realized gain	$3,694,234
Change in unrealized appreciation (depreciation) — Investments from Portfolio (identified cost basis), net of increase in accrued foreign capital gains taxes of $5,646	$(4,054,214)
Foreign currency from Portfolio	9,688
Foreign currency	477
Net change in unrealized appreciation (depreciation)	$(4,044,049)
Net realized and unrealized loss	$(349,815)
Net decrease in net assets from operations	$(439,210)

See notes to financial statements

Eaton Vance Global Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment loss	$(89,395)	$(477,762)
Net realized gain from investment and foreign currency transactions	3,694,234	10,177,263
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(4,044,049)	11,662,577
Net increase (decrease) in net assets from operations	$(439,210)	$21,362,078
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$9,829,161	$8,927,843
Class B	2,276,778	2,717,462
Class C	2,183,160	2,448,945
Cost of shares redeemed Class A	(9,900,817)	(12,846,630)
Class B	(2,128,484)	(6,351,581)
Class C	(1,654,847)	(3,094,549)
Net asset value of shares exchanged Class A	4,081,431	3,134,591
Class B	(4,081,431)	(3,134,591)
Redemption fees	17,268	17,075
Net increase (decrease) in net assets from Fund share transactions	$622,219	$(8,181,435)
Net increase in net assets	$183,009	$13,180,643
Net Assets
At beginning of period	$96,271,788	$83,091,145
At end of period	$96,454,797	$96,271,788
Accumulated undistributed net investment income included in net assets
At end of period	$5,044	$94,439

See notes to financial statements

Eaton Vance Global Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$22.300		$17.430		$15.550		$13.220		$12.690	$11.140
Income (loss) from operations
Net investment loss	$(0.002	)(2)	$(0.067	)(3)	$(0.158)		$(0.122)		$(0.072)	$(0.088)
Net realized and unrealized gain	0.028		4.933		2.038		2.452		0.602	1.638
Total income from operations	$0.026		$4.866		$1.880		$2.330		$0.530	$1.550
Redemption fees	$0.004		$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000	(4)
Net asset value — End of period	$22.330		$22.300		$17.430		$15.550		$13.220	$12.690
Total Return(5)	0.13	%(10)	27.94%		12.09%		17.62%		4.18%	13.91%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$65,623		$61,973		$49,529		$41,155		$39,113	$32,559
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)(7)	2.20	%(8)	2.33%		2.49	%(9)	2.52	%(9)	2.44%	2.39	%(9)
Net investment loss	(0.02	)%(2)(8)	(0.33	)%(3)	(0.95)%		(0.82)%		(0.52)%	(0.79)%
Portfolio Turnover of the Portfolio	62%		94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.105 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (0.91)%.

(3)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.069 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.67)%.

(4)  Amount represents less than $0.0005 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively). EVM voluntarily reimbursed distribution and service fees (equal to 0.13% of average daily net assets) for the year ended August 31, 2003.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Global Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$21.970		$17.260		$15.480		$13.220		$12.760	$11.270
Income (loss) from operations
Net investment loss	$(0.053	)(2)	$(0.171	)(3)	$(0.251)		$(0.197)		$(0.169)	$(0.159)
Net realized and unrealized gain	0.019		4.877		2.031		2.457		0.629	1.649
Total income (loss) from operations	$(0.034)		$4.706		$1.780		$2.260		$0.460	$1.490
Redemption fees	$0.004		$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000 (4)
Net asset value — End of period	$21.940		$21.970		$17.260		$15.480		$13.220	$12.760
Total Return(5)	(0.14	)%(10)	27.29%		11.50%		17.10%		3.61%	13.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$17,551		$21,436		$22,824		$29,464		$33,522	$50,558
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)(7)	2.70	%(8)	2.83%		2.99	%(9)	3.02	%(9)	2.94%	3.02%
Net investment loss	(0.46	)%(2)(8)	(0.87	)%(3)	(1.52)%		(1.32)%		(1.22)%	(1.42)%
Portfolio Turnover of the Portfolio	62%		94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.111 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (1.41)%.

(3)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.22)%.

(4)  Amount represents less than $0.0005 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(10)  Not annualized.

See notes to financial statements

Eaton Vance Global Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$21.180		$16.640		$14.920		$12.740		$12.300	$10.870
Income (loss) from operations
Net investment loss	$(0.056	)(2)	$(0.164	)(3)	$(0.237)		$(0.191)		$(0.152)	$(0.154)
Net realized and unrealized gain	0.022		4.700		1.957		2.371		0.592	1.584
Total income (loss) from operations	$(0.034)		$4.536		$1.720		$2.180		$0.440	$1.430
Redemption fees	$0.004		$0.004		$0.000	(4)	$0.000	(4)	$0.000 (4)	$0.000 (4)
Net asset value — End of period	$21.150		$21.180		$16.640		$14.920		$12.740	$12.300
Total Return(5)	(0.14	)%(10)	27.28%		11.53%		17.11%		3.58%	13.16%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,281		$12,863		$10,738		$11,364		$12,402	$14,817
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)(7)	2.70	%(8)	2.83%		2.99	%(9)	3.02	%(9)	2.94%	3.02%
Net investment loss	(0.51	)%(2)(8)	(0.85	)%(3)	(1.48)%		(1.33)%		(1.14)%	(1.42)%
Portfolio Turnover of the Portfolio	62%		94%		186%		130%		164%	93%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Net investment loss per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.100 per share. Excluding this dividend, the ratio of net investment loss to average daily net assets would have been (1.40)%.

(3)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.065 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.19)%.

(4)  Amount represents less than $0.0005 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  The investment advisers to the Portfolio voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(10)  Not annualized.

See notes to financial statements

Eaton Vance Global Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Global Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 29, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,072,537 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2010 ($11,707,097) and August 31, 2011 ($16,365,440).

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Eaton Vance Global Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to and including $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a Management Fee Reduction Agreement, EVM has agreed to reduce its management fee by 0.125% annually of the average daily net assets of the Fund. This agreement may not be terminated or amended unless approved by the majority vote of the non-interested Trustees. For the six months ended February 29, 2008, the management fee was equivalent to 0.125% (annualized) of the Fund's average daily net assets and amounted to $64,703. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended February 29, 2008, EVM earned $5,411 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,774 as its portion of the sales charge on sales of Class A shares for the six months ended February 29, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Eaton Vance Global Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Except for Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended February 29, 2008, the Fund paid or accrued to EVD $113,558, $78,735 and $52,626 for Class A, Class B and Class C shares, respectively, representing 0.33%, 0.75% and 0.75% (annualized) of the average daily net assets of Class A, Class B and Class C shares, respectively. At February 29, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,974,000 and $3,789,000, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 29, 2008 amounted to $56,458, $26,245 and $17,542 for Class A, Class B and Class C shares, respectively, representing 0.17%, 0.25% and 0.25% (annualized) of the average daily net assets for Class A, Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended February 29, 2008, the Fund was informed that EVD received approximately $3, $13,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended February 29, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $14,297,628 and $14,035,914, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

Eaton Vance Global Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	407,487	432,876
Redemptions	(430,774)	(649,571)
Exchange from Class B shares	183,128	154,130
Net increase (decrease)	159,841	(62,565)
Class B	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	96,795	133,779
Redemptions	(87,319)	(324,639)
Exchange to Class A shares	(185,289)	(156,088)
Net decrease	(175,813)	(346,948)
Class C	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	96,720	123,038
Redemptions	(76,221)	(161,214)
Net increase (decrease)	20,499	(38,176)

For the six months ended February 29, 2008 and year ended August 31, 2007, the Fund received $17,268 and $17,075, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Global Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.2%
Security	Shares	Value
Aerospace & Defense — 0.8%
Ceradyne, Inc.(1)	24,800	$771,528
		$771,528
Auto Components — 0.2%
Aisin Seiki Co., Ltd.	6,000	$238,501
		$238,501
Automobiles — 0.6%
Toyota Motor Corp.	10,000	$542,354
		$542,354
Beverages — 2.1%
Diageo PLC ADR	10,000	$821,000
Fomento Economico Mexicano SA de C.V. ADR	21,000	840,000
Heineken Holding NV	6,500	330,460
		$1,991,460
Biotechnology — 0.5%
Genzyme Corp.(1)	6,600	$468,072
		$468,072
Capital Markets — 0.9%
Aberdeen Asset Management PLC	1,900	$5,032
Affiliated Managers Group, Inc.(1)(2)	5,200	501,020
UBS AG	11,000	358,175
		$864,227
Chemicals — 1.4%
Agrium, Inc.(2)	12,000	$885,240
BASF SE SP ADR	3,500	455,000
		$1,340,240
Commercial Banks — 4.6%
Australia and New Zealand Banking Group, Ltd.	15,000	$303,942
Banco Bilbao Vizcaya Argentaria SA ADR	20,000	410,200
Banco Itau Holding Financeira SA ADR	22,000	557,480
Banco Santander Central Hispano SA ADR(2)	47,000	835,660
Barclays PLC ADR(2)	10,400	390,728
BNP Paribas SA	4,500	402,286

Security	Shares	Value
Commercial Banks (continued)
DBS Group Holdings, Ltd.	63,000	$767,279
Kookmin Bank	7,000	431,407
UniCredit SpA	45,000	331,047
		$4,430,029
Commercial Services & Supplies — 0.3%
Corporate Executive Board Co.	6,200	$251,782
		$251,782
Communications Equipment — 3.8%
Nokia Oyj ADR	22,000	$792,220
Research In Motion, Ltd.(1)	20,300	2,107,140
Riverbed Technology, Inc.(1)	37,989	762,059
		$3,661,419
Computer Peripherals — 2.5%
Apple, Inc.(1)	6,300	$787,626
Brocade Communications Systems, Inc.(1)	162,000	1,245,780
Lenovo Group, Ltd.	530,000	356,108
		$2,389,514
Construction & Engineering — 1.5%
Foster Wheeler, Ltd.(1)	12,000	$785,400
Italian-Thai Development PCL, NVDR(1)	1,000,000	282,013
Northwest Pipe Co.(1)	3,000	125,220
Vinci SA	4,000	276,194
		$1,468,827
Construction Materials — 0.4%
Lafarge Malayan Cement Berhad	270,000	$434,684
		$434,684
Containers & Packaging — 0.7%
Owens-Illinois, Inc.(1)	12,879	$727,020
		$727,020
Diversified Financial Services — 1.0%
ING Groep NV ADR	28,400	$946,004
		$946,004

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Diversified Telecommunication Services — 3.6%
BT Group PLC ADR	8,000	$362,160
France Telecom SA ADR	38,000	1,271,100
Koninklijke KPN NV	54,000	1,019,384
Telefonica S.A.	30,000	868,069
		$3,520,713
Electric Utilities — 2.5%
E.ON AG ADR(2)	18,600	$1,176,450
Enel SpA	60,000	647,400
Scottish and Southern Energy PLC	19,000	556,175
		$2,380,025
Electrical Equipment — 1.7%
ABB, Ltd. ADR	26,000	$651,040
JA Solar Holdings Co., Ltd. ADR(1)	71,400	1,020,306
		$1,671,346
Energy Equipment & Services — 2.9%
Acergy SA ADR	38,500	$826,210
Compagnie Generale de Geophysique-Veritas(1)	1,000	243,951
Diamond Offshore Drilling, Inc.	10,100	1,220,383
Fred Olsen Energy ASA	9,200	515,910
		$2,806,454
Food Products — 1.2%
Nestle SA	2,400	$1,143,133
		$1,143,133
Gas Utilities — 0.2%
Samchully Co., Ltd.	1,000	$222,697
		$222,697
Health Care Providers & Services — 0.2%
Bumrungrad Hospital Public Co., Ltd.	180,000	$211,597
		$211,597
Health Services — 0.2%
Healthways, Inc.(1)(2)	6,803	$233,683
		$233,683

Security	Shares	Value
Household Durables — 2.2%
Centex Corp.	21,500	$477,085
Hovnanian Enterprises, Inc.(1)(2)	35,000	318,850
Lennar Corp., Class A(2)	36,500	679,265
Pulte Homes, Inc.	46,000	622,840
		$2,098,040
Industrial Conglomerates — 1.5%
Keppel Corp., Ltd.	160,000	$1,206,054
SM Investments Corp.	30,000	209,900
		$1,415,954
Insurance — 1.2%
Axa ADR	27,200	$915,552
Muenchener Rueckversicherungs-Gesellschaft AG	1,500	264,347
		$1,179,899
Internet & Catalog Retail — 1.1%
Priceline.com, Inc.(1)(2)	9,800	$1,117,396
		$1,117,396
Internet Software & Services — 4.0%
Ariba, Inc.(1)	52,688	$469,977
Bankrate, Inc.(1)(2)	21,200	895,912
Equinix, Inc.(1)(2)	5,400	374,490
Google, Inc., Class A(1)	2,447	1,152,977
Omniture, Inc.(1)(2)	20,200	464,196
SAVVIS, Inc.(1)(2)	15,000	291,450
VeriSign, Inc.(1)	6,000	208,800
		$3,857,802
IT Services — 1.0%
Euronet Worldwide, Inc.(1)	21,500	$464,400
MasterCard, Inc., Class A(2)	2,850	541,500
		$1,005,900
Machinery — 2.8%
Atlas Copco AB, Class B	36,000	$511,564
Flowserve Corp.	4,900	533,610
Joy Global, Inc.	4,800	318,576
Komatsu, Ltd.	24,000	608,449
Titan International, Inc.(2)	21,000	713,790
		$2,685,989

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Marine — 0.5%
Cosco Corp., Ltd.	65,000	$184,471
Horizon Lines, Inc., Class A(2)	13,000	262,210
		$446,681
Media — 0.0%
CTC Media, Inc.(1)(2)	1,027	$30,153
		$30,153
Metals & Mining — 10.7%
Anglo American PLC ADR	19,110	$606,169
BHP Billiton, Ltd.	8,000	290,658
Companhia Vale do Rio Doce ADR	28,000	820,960
Eldorado Gold Corp.(1)	120,103	840,721
Gammon Gold, Inc.(1)(2)	15,045	130,440
Golden Star Resources, Ltd.(1)(2)	294,000	1,211,280
IAMGOLD Corp.	51,628	417,671
JSC MMC Norilsk Nickel ADR	33,000	971,850
Patriot Coal Corp.(1)(2)	610	32,757
Rio Tinto PLC ADR(2)	4,400	1,999,580
Roca Mines, Inc.(1)	41,254	128,471
Silver Wheaton Corp.(1)(2)	30,900	535,188
Thompson Creek Metals Co., Inc.(1)	104,798	2,150,745
United States Steel Corp.	2,500	271,125
		$10,407,615
Multiline Retail — 1.2%
Big Lots, Inc.(1)(2)	34,400	$579,640
Dollar Tree Stores, Inc.(1)	21,000	563,430
		$1,143,070
Multi-Utilities — 1.4%
National Grid PLC	30,000	$435,467
RWE AG	7,400	894,958
		$1,330,425
Oil, Gas & Consumable Fuels — 12.0%
Addax Petroleum Corp.	6,000	$275,679
Arch Coal, Inc.	17,218	879,668
CONSOL Energy, Inc.	4,640	352,547
Goodrich Petroleum Corp.(1)(2)	33,579	810,261
Hess Corp.	27,100	2,525,178

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Massey Energy Co.	27,293	$1,044,230
Nexen, Inc.	16,000	498,880
Peabody Energy Corp.(2)	11,316	640,712
Petroleo Brasileiro SA ADR	12,000	1,175,160
Rosetta Resources, Inc.(1)	15,000	306,900
Sibir Energy PLC	25,000	268,423
StatoilHydro ASA ADR	17,795	543,459
Sunoco, Inc.	6,700	409,236
Total SA ADR	18,000	1,357,020
Uranium One, Inc.(1)	106,540	564,573
		$11,651,926
Personal Products — 0.7%
Bare Escentuals, Inc.(1)(2)	24,000	$657,120
		$657,120
Pharmaceuticals — 3.5%
AstraZeneca PLC ADR	6,000	$225,780
Elan Corp. PLC ADR(1)(2)	52,000	1,184,040
Novartis AG ADR	8,000	393,200
Perrigo Co.	4,000	133,680
Roche Holding AG(2)	5,000	978,523
Shire PLC ADR	8,900	520,116
		$3,435,339
Real Estate Investment Trusts (REITs) — 3.3%
Annaly Capital Management, Inc.	145,886	$3,018,381
MFA Mortgage Investments, Inc.	18,904	180,722
		$3,199,103
Real Estate Management & Development — 0.5%
Sun Hung Kai Properties, Ltd.	25,000	$435,698
Xinyuan Real Estate Co., Ltd. ADR(1)	2,492	30,652
		$466,350
Road & Rail — 0.2%
MTR Corp.	62,000	$229,807
		$229,807

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 5.0%
Atheros Communications, Inc.(1)	23,800	$578,816
Cavium Networks, Inc.(1)(2)	22,700	322,794
Intersil Corp., Class A	21,000	488,670
Marvell Technology Group, Ltd.(1)(2)	18,000	203,580
MEMC Electronic Materials, Inc.(1)	22,800	1,739,184
Renesola, Ltd.(1)	180,000	931,030
Renesola, Ltd. ADR(1)(2)	56,875	604,581
		$4,868,655
Software — 2.9%
Concur Technologies, Inc.(1)(2)	8,000	$233,920
Nintendo Co., Ltd.	4,300	2,136,530
UbiSoft Entertainment SA(1)	5,000	420,226
		$2,790,676
Specialty Retail — 2.1%
AutoNation, Inc.(1)	13,800	$201,066
Coldwater Creek, Inc.(1)(2)	73,000	403,690
Group 1 Automotive, Inc.(2)	8,400	205,800
Men's Wearhouse, Inc. (The)	8,000	184,320
PetSmart, Inc.	11,800	254,054
Pier 1 Imports, Inc.(1)	94,639	495,908
TJX Companies, Inc. (The)	8,300	265,600
		$2,010,438
Textiles, Apparel & Luxury Goods — 1.8%
Coach, Inc.(1)	17,614	$534,056
Crocs, Inc.(1)(2)	36,200	880,384
Under Armour, Inc., Class A(1)(2)	10,000	368,200
		$1,782,640
Tobacco — 0.7%
British American Tobacco PLC	17,500	$656,904
		$656,904
Trading Companies & Distributors — 1.8%
Mitsubishi Corp.	40,000	$1,217,899
Mitsui & Co., Ltd.	25,000	542,563
		$1,760,462

Security	Shares	Value
Water Utilities — 0.3%
Manila Water Co., Inc.	588,500	$265,033
		$265,033
Wireless Telecommunication Services — 3.0%
China Mobile, Ltd. ADR	7,500	$559,650
Philippine Long Distance Telephone Co. ADR	10,000	709,500
Turkcell Iletisim Hizmetleri AS ADR	50,000	1,261,500
Vodafone Group PLC ADR	12,000	386,760
		$2,917,410
Total Common Stocks (identified cost $80,827,351)		$96,126,096
Short-Term Investments — 23.5%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 3.86%(3)(4)	22,309	$22,309,461
Investment in Cash Management Portfolio, 3.37%(3)	$506	505,575
Total Short-Term Investments (identified cost $22,815,036)		$22,815,036
Total Investments — 122.7% (identified cost $103,642,387)		$118,941,132
Other Assets, Less Liabilities — (22.7)%		$(21,977,669)
Net Assets — 100.0%		$96,963,463

ADR - American Depository Receipt

NVDR - Non Voting Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at February 29, 2008.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 29, 2008.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at February 29, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	38.6%	$37,424,062
Canada	10.1	9,746,028
United Kingdom	8.2	7,939,543
Japan	5.5	5,286,295
France	5.1	4,886,330
Switzerland	3.6	3,524,070
Germany	2.9	2,790,754
Brazil	2.6	2,553,600
Netherlands	2.4	2,295,848
Singapore	2.2	2,157,804
Spain	2.2	2,113,929
China	2.0	1,966,716
Norway	1.9	1,885,580
Turkey	1.3	1,261,500
Philippines	1.2	1,184,434
Ireland	1.2	1,184,040
Bermuda	1.0	988,980
Italy	1.0	978,447
Russia	1.0	971,850
Mexico	0.9	840,000
Finland	0.8	792,220
Hong Kong	0.7	665,505
South Korea	0.7	654,104
Australia	0.6	594,600
Sweden	0.5	511,564
Thailand	0.5	493,609
Malaysia	0.5	434,684
Long-Term Investments	99.2%	$96,126,096
Short-Term Investments		$22,815,036
Total Investments		$118,941,132

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Unaffiliated investments, at value including $21,358,627 of securities on loan (identified cost, $80,827,351)	$96,126,096
Affiliated investments, at value (identified cost, $22,815,036)	22,815,036
Receivable for investments sold	1,307,860
Dividends and interest receivable	96,018
Interest receivable from affiliated investment	641
Securities lending income receivable	35,531
Tax reclaims receivable	112,674
Total assets	$120,493,856
Liabilities
Collateral for securities loaned	$22,309,461
Payable for investments purchased	1,035,213
Payable to affiliate for investment advisory fee	61,464
Payable to affiliate for administration fee	19,376
Accrued foreign capital gains taxes	5,646
Payable to affiliate for Trustees' fees	324
Accrued expenses	98,909
Total liabilities	$23,530,393
Net Assets applicable to investors' interest in Portfolio	$96,963,463
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$81,657,977
Net unrealized appreciation (computed on the basis of identified cost)	15,305,486
Total	$96,963,463

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends (net of foreign taxes, $27,104)	$955,556
Interest	79
Securities lending income, net	94,662
Interest income allocated from affiliated investment	60,732
Expenses allocated from affiliated investment	(5,967)
Total investment income	$1,105,062
Expenses
Investment adviser fee	$382,942
Administration fee	128,933
Trustees' fees and expenses	4,822
Custodian fee	88,180
Legal and accounting services	27,138
Miscellaneous	5,719
Total expenses	$637,734
Net investment income	$467,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,704,179
Foreign currency transactions	(9,934)
Net realized gain	$3,694,245
Change in unrealized appreciation (depreciation) — Investments (identified cost basis), net of increase in accrued foreign capital gains taxes of $5,646	$(4,054,225)
Foreign currency	9,689
Net change in unrealized appreciation (depreciation)	$(4,044,536)
Net realized and unrealized loss	$(350,291)
Net increase in net assets from operations	$117,037

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$467,328	$631,989
Net realized gain from investment and foreign currency transactions	3,694,245	10,177,291
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(4,044,536)	11,662,352
Net increase in net assets from operations	$117,037	$22,471,632
Capital transactions — Contributions	$14,297,628	$14,115,802
Withdrawals	(14,035,914)	(23,318,279)
Net increase (decrease) in net assets from capital transactions	$261,714	$(9,202,477)
Net increase in net assets	$378,751	$13,269,155
Net Assets
At beginning of period	$96,584,712	$83,315,557
At end of period	$96,963,463	$96,584,712

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)		2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.25	%(1)	1.28%		1.29	%(2)	1.29	%(2)	1.25%	1.24%
Net investment income	0.91	%(1)(3)	0.70	%(4)	0.22%		0.40%		0.55%	0.35%
Portfolio Turnover	62%		94%		186%		130%		164%	93%
Total Return	0.61	%(6)	29.26%		13.43%		19.06%		5.42%	15.23%
Net assets, end of period (000's omitted)	$96,963		$96,585		$83,316		$82,344		$86,617	$99,073

(1)  Annualized.

(2)  The investment advisers voluntarily waived a portion of their investment advisory fee (equal to 0.04% and less than 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(3)  Includes a dividend resulting from a corporate action equal to 0.91% of average daily assets.

(4)  Includes special dividends equal to 0.35% of average daily net assets.

(5)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)  Not annualized.

See notes to financial statements

Global Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 29, 2008, Eaton Vance Global Growth Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

Global Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Global Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio's average daily net assets up to and including $500 million, and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle), a portion of its advisory fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the six months ended February 29, 2008, the Portfolio's adviser fee totaled $388,641 of which $5,699 was allocated from Cash Management and $382,942 was paid or accrued directly by the Portfolio. For the six months ended February 29, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.75% (annualized) of the Portfolio's average daily net assets.

In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio's average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended February 29, 2008, the administration fee was 0.25% (annualized) of the Portfolio's average daily net assets and amounted to $128,933.

Except for Trustees of the Portfolio who are not members of EVM's, BMR's or Eagle's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with BMR and Eagle may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 29, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $70,364,768 and $62,658,939, respectively, for the six months ended February 29, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 29, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$103,685,149
Gross unrealized appreciation	$19,948,042
Gross unrealized depreciation	(4,692,059)
Net unrealized appreciation	$15,255,983

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 29, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally

Global Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $391,835 for the six months ended February 29, 2008. At February 29, 2008, the value of the securities loaned and the value of the collateral amounted to $21,358,627 and $22,309,461, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;`

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Global Growth Portfolio (the "Portfolio") and Boston Management and Research ("BMR" or the "Adviser") and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the foreign portion of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board noted that the domestic portion of the Portfolio has been managed by BMR since the Fund's inception and that the foreign portion of the Portfolio has been managed by Eagle since April 1, 2006. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods with respect to the domestic portion of the Portfolio and concluded that such performance was satisfactory. With regard to the foreign portion of the Portfolio, the Board concluded that it would be appropriate to allow additional time to evaluate the performance of Eagle.

Management Fees and Expenses

The Board reviewed management fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Global Growth Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Global Growth Portfolio

Officers
Duncan W. Richardson
President
Edward R. Allen, III
Vice President
Arieh Coll
Vice President
Thomas N. Hunt, III
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph. F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

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Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Global Growth Portfolio

Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

424-4/08  IASRC

Semiannual Report February 29, 2008

EATON VANCE MULTI-CAP GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

INVESTMENT UPDATE

Arieh Coll
Portfolio Manager

Economic and Market Conditions

•      Broad equity markets finished the six months ended February 29, 2008 in negative territory in an environment of increased volatility and ongoing concerns regarding the credit and housing markets. After a strong start in 2007, global markets encountered turbulence in the second half of the year. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial arkets both at home and around the world, leading to concerns about a global economic slowdown. Additionally, crude oil prices rose to new highs during the six-month period, while the U.S. dollar fell to record lows versus other major currencies. Despite the Federal Reserve’s decision to lower short-term interest rates significantly during the last four months of 2007 and into 2008, volatility in the stock and bond markets continued through the end of February 2008.

Management Discussion

•      In the difficult market conditions seen during the six months ended February 29, 2008, the Fund preserved shareholders’ capital, producing positive returns (for Class A and Class B shares) during a period in which most markets and asset classes around the world had negative performance. The Fund significantly outperformed its benchmark, the Russell Midcap Growth Index, and the average return of the Lipper Mid-Cap Growth Funds Classification, both of which had negative returns exceeding -7.0%.(2) While successful sector allocation was a factor, the Fund’s outperformance was primarily the result of successful stock selection in a broad range of industries. In particular, management continued employing its strategy of seeking to purchase stocks that are reasonably priced in relation to their fundamental value, and which the portfolio manager believes will grow in value over time. Management continues to seek companies that it believes have products addressing underpenetrated markets and have competitive advantages that may increase the likelihood that they may become industry leaders. These strategies were successful during the period, although past performance is no guarantee of future results.

•      Eaton Vance Multi-Cap Growth Fund (the “Fund”) currently invests its assets in Multi-Cap Growth Portfolio (the “Portfolio”), a separate registered investment company with the same investment objective and policies as the Fund. During the six-month period, the Portfolio had strong returns from holdings in the energy, materials, information technology, consumer discretionary, industrials and financials sectors. Oil and gas stocks continued to lead performance in the energy sector, and the Portfolio also benefited from being overweighted in energy stocks, which outperformed the Russell Midcap Growth Index significantly

Eaton vance Multi-Cap Growth Fund

Total Return performance 8/31/07 – 2/29/08

Fund - Class A(1)	0.36%
Fund - Class B(1)	0.07
Fund - Class C(1)	-0.03
Russell Midcap Growth Index(2)	-7.39
Standard & Poor’s 500 Index(2)	-8.79
Lipper Mid-Cap Growth Funds Average(2)	-7.25

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

1

(the Portfolio’s weighting was more than twice that of the Russell Midcap Growth Index). In materials, the Portfolio’s selections in containers and packaging stocks and in metals and mining stocks also outperformed the Russell Midcap Growth Index. In the information technology (IT) sector, semiconductor equipment, communications equipment, IT services and electrical equipment stocks performed well. The growth of wi-fi (wireless broadband internet connection) was a key factor bolstering the Portfolio’s semiconductor holdings. Consumer discretionary was led by stocks in the Internet catalog retail and multiline retail industries, while in the industrials sector, machinery and construction and engineering stocks outperformed. Finally, in the financials sector, the Portfolio had strong performance from real estate investment trust holdings, an industry in which it was overweighted.

•      The health care and consumer staples sectors detracted from performance during the six months ended February 29, 2008. Health care was held back by lagging performance in the health care provider industry, while consumer staples detracted because of underperformance from the Portfolio’s food products holdings.

Lipper Quintile Rankings

By total return at 2/29/08

Eaton vance multi-cap growth fund class A

LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking

1 Year	1st	15 of 606 funds
3 Years	1st	9 of 496 funds
5 Years	1st	9 of 407 funds
10 Years	4th	118 of 177 funds

Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

portfolio information

Common stock investments by sector(1)

By net assets

(1) As a percentage of the Portfolio’s net assets of 2/29/08.

Top Ten Common stock Holdings(2)

By net assets

Annaly Capital Management, Inc.	5.1%
Hess Corp.	4.4
Research In Motion, Ltd.	4.2
Thompson Creek Metals Co., Inc.	4.0
MEMC Electronic Materials, Inc.	3.4
Diamond Offshore Drilling, Inc.	2.7
Golden Star Resources, Ltd.	2.2
Priceline.com, Inc.	2.1
Elan Corp. PLC ADR	2.0
Massey Energy Co.	1 .9

(2)   Top Ten Common Stock Holdings represented 32.0% of the Portfolio’s net assets as of 2/29/08.

2

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FUND PERFORMANCE

performance(1) Share Class Symbol	Class A EVGFX	Class B EMGFX	Class C ECGFX
Average Annual Total Returns (at net asset value)
Six Months	0.36%	0.07%	-0.03%
One Year	15.42	14.79	14.46
Five Years	20.33	19.51	19.43
Ten Years	4.48	3.70	3.64
Life of Fund†	9.53	8.29	7.95
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-5.38%	-4.27%	-0.90%
One Year	8.77	9.82	13.47
Five Years	18.90	19.31	19.43
Ten Years	3.87	3.70	3.64
Life of Fund†	9.41	8.29	7.95

†Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.20%	1.95%	1.95%

(2)   Source: Prospectus dated 1/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

3

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 – February 29, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Multi-Cap Growth Fund

	Beginning Account Value (9/1/07)	Ending Account Value (2/29/08)	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual
Class A	$1,000.00	$1,003.60	$5.63
Class B	$1,000.00	$1,000.70	$9.35
Class C	$1,000.00	$999.70	$9.35
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.67
Class B	$1,000.00	$1,015.50	$9.42
Class C	$1,000.00	$1,015.50	$9.42

* Expenses are equal to the Fund's annualized expense ratio of 1.13% for Class A shares, 1.88% for Class B shares and 1.88% for Class C shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $181,302,073)	$206,433,165
Receivable for Fund shares sold	927,321
Total assets	$207,360,486
Liabilities
Payable for Fund shares redeemed	$135,547
Payable to affiliate for distribution and service fees	59,761
Payable to affiliate for Trustees' fees	210
Accrued expenses	40,316
Total liabilities	$235,834
Net Assets	$207,124,652
Sources of Net Assets
Paid-in capital	$174,836,880
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	6,410,063
Accumulated undistributed net investment income	746,617
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	25,131,092
Total	$207,124,652
Class A Shares
Net Assets	$176,420,910
Shares Outstanding	18,842,611
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.36
Maximum Offering Price Per Share (100 ÷ 94.25 of $9.36)	$9.93
Class B Shares
Net Assets	$13,515,069
Shares Outstanding	1,469,483
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.20
Class C Shares
Net Assets	$17,188,673
Shares Outstanding	1,873,667
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.17
On sales of $50,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $17,254)	$730,449
Interest allocated from Portfolio	424,646
Securities lending income allocated from Portfolio, net	264,566
Expenses allocated from Portfolio	(726,779)
Net investment income from Portfolio	$692,882
Expenses
Trustees' fees and expenses	$1,987
Distribution and service fees Class A	218,195
Class B	68,629
Class C	74,869
Transfer and dividend disbursing agent fees	81,700
Registration fees	31,840
Legal and accounting services	21,316
Printing and postage	16,940
Custodian fee	11,451
Miscellaneous	3,570
Total expenses	$530,497
Net investment income	$162,385
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain Investment transactions (identified cost basis)	$7,732,679
Foreign currency transactions	29,761
Net realized gain	$7,762,440
Change in unrealized appreciation (depreciation) Investments (identified cost basis)	$(8,827,489)
Foreign currency	(20,565)
Net change in unrealized appreciation (depreciation)	$(8,848,054)
Net realized and unrealized loss	$(1,085,614)
Net decrease in net assets from operations	$(923,229)

See notes to financial statements
5

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$162,385	$599,940
Net realized gain from investment and foreign currency transactions	7,762,440	29,390,404
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(8,848,054)	14,972,223
Net increase (decrease) in net assets from operations	$(923,229)	$44,962,567
Distributions to shareholders — From net realized gain Class A	$(25,708,803)	$(2,974,480)
Class B	(2,026,087)	(274,115)
Class C	(2,350,611)	(172,196)
Total distributions to shareholders	$(30,085,501)	$(3,420,791)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$45,086,240	$26,805,913
Class B	3,285,841	2,573,777
Class C	8,633,597	4,421,140
Net asset value of shares issued to shareholders in payment of distributions declared Class A	22,510,264	2,646,164
Class B	1,677,560	230,535
Class C	1,854,161	147,793
Cost of shares redeemed Class A	(19,531,175)	(17,808,281)
Class B	(1,304,508)	(3,214,624)
Class C	(1,648,679)	(2,053,379)
Net asset value of shares exchanged Class A	297,133	831,459
Class B	(297,133)	(831,459)
Contingent deferred sales charges Class B	—	6,084
Net increase in net assets from Fund share transactions	$60,563,301	$13,755,122
Net increase in net assets	$29,554,571	$55,296,898
Net Assets
At beginning of period	$177,570,081	$122,273,183
At end of period	$207,124,652	$177,570,081
Accumulated undistributed net investment income included in net assets
At end of period	$746,617	$584,232

See notes to financial statements
6

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$10.730		$8.010		$7.450		$6.060		$6.310	$4.760
Income (loss) from operations
Net investment income (loss)	$0.014		$0.047	(2)	$(0.028)		$(0.035)		$(0.039)	$(0.057)
Net realized and unrealized gain (loss)	0.197		2.899		0.588		1.425		(0.211)	1.607
Total income (loss) from operations	$0.211		$2.946		$0.560		$1.390		$(0.250)	$1.550
Less distributions
From net realized gain	$(1.581)		$(0.226)		$—		$—		$—	$—
Total distributions	$(1.581)		$(0.226)		$—		$—		$—	$—
Net asset value — End of period	$9.360		$10.730		$8.010		$7.450		$6.060	$6.310
Total Return(3)	0.36	%(7)	37.30%		7.52%		22.94%		(3.96)%	32.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$176,421		$154,213		$105,557		$104,876		$95,214	$96,673
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.13	%(5)	1.20%		1.26	%(6)	1.27	%(6)	1.26%	1.38	%(8)
Net investment income (loss)	0.27	%(5)	0.49	%(2)	(0.35)%		(0.50)%		(0.60)%	(1.13)%
Portfolio Turnover of the Portfolio	99%		144%		208%		201%		276%	217%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.084 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.39)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(7)  Not annualized.

(8)  Excludes the effect of custody fee credits of less than 0.005%.

See notes to financial statements
7

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$10.600		$7.960		$7.460		$6.110		$6.410	$4.880
Income (loss) from operations
Net investment loss	$(0.025)		$(0.013	)(2)	$(0.087)		$(0.087)		$(0.094)	$(0.097)
Net realized and unrealized gain (loss)	0.206		2.874		0.587		1.437		(0.206)	1.627
Total income (loss) from operations	$0.181		$2.861		$0.500		$1.350		$(0.300)	$1.530
Less distributions
From net realized gain	$(1.581)		$(0.226)		$—		$—		$—	$—
Total distributions	$(1.581)		$(0.226)		$—		$—		$—	$—
Contingent deferred sales charge	$—		$0.005		$—		$—		$—	$—
Net asset value — End of period	$9.200		$10.600		$7.960		$7.460		$6.110	$6.410
Total Return(3)	0.07	%(7)	36.52%		6.70%		21.91%		(4.64)%	31.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,515		$12,229		$10,314		$11,609		$11,247	$13,254
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.88	%(5)	1.86%		2.01	%(6)	2.02	%(6)	2.01%	2.13	%(8)
Net investment loss	(0.48	)%(5)	(0.14	)%(2)	(1.11)%		(1.25)%		(1.43)%	(1.87)%
Portfolio Turnover of the Portfolio	99%		144%		208%		201%		276%	217%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(7)  Not annualized.

(8)  Excludes the effect of custody fee credits of less than 0.005%.

See notes to financial statements
8

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$10.580		$7.960		$7.460		$6.120		$6.420	$4.880
Income (loss) from operations
Net investment loss	$(0.025)		$(0.028	)(2)	$(0.086)		$(0.087)		$(0.088)	$(0.097)
Net realized and unrealized gain (loss)	0.196		2.874		0.586		1.427		(0.212)	1.637
Total income (loss) from operations	$0.171		$2.846		$0.500		$1.340		$(0.300)	$1.540
Less distributions
From net realized gain	$(1.581)		$(0.226)		$—		$—		$—	$—
Total distributions	$(1.581)		$(0.226)		$—		$—		$—	$—
Net asset value — End of period	$9.170		$10.580		$7.960		$7.460		$6.120	$6.420
Total Return(3)	(0.03	)%(7)	36.26%		6.70%		21.91%		(4.60)%	31.53%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$17,189		$11,128		$6,402		$6,194		$6,048	$4,592
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.88	%(5)	1.95%		2.01	%(6)	2.02	%(6)	2.01%	2.13	%(8)
Net investment loss	(0.48	)%(5)	(0.29	)%(2)	(1.10)%		(1.25)%		(1.34)%	(1.87)%
Portfolio Turnover of the Portfolio	99%		144%		208%		201%		276%	217%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.13)%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(7)  Not annualized.

(8)  Excludes the effect of custody fee credits of less than 0.005%.

See notes to financial statements
9

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.2% at February 29, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended February 29, 2008, EVM earned $6,385 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $41,879 as its portion of the sales charge on sales of Class A shares for the six months ended February 29, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended February 29, 2008 amounted to $218,195 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended February 29, 2008,

11

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the Fund paid or accrued to EVD $51,472 and $56,152 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At February 29, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $74,000 and $1,371,000 for Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 29, 2008 amounted to $17,157 and $18,717 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended February 29, 2008, the Fund was informed that EVD received approximately $10,000, $7,000, and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended February 29, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $56,571,548 and $27,094,632, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	4,178,713	2,685,278
Issued to shareholders electing to receive payments of distributions in Fund shares	2,141,795	292,394
Redemptions	(1,883,659)	(1,873,451)
Exchange from Class B shares	28,220	88,382
Net increase	4,465,069	1,192,603
Class B	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	308,161	261,907
Issued to shareholders electing to receive payments of distributions in Fund shares	162,240	25,701
Redemptions	(126,408)	(340,603)
Exchange to Class A shares	(28,650)	(89,244)
Net increase (decrease)	315,343	(142,239)
Class C	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	805,520	450,700
Issued to shareholders electing to receive payments of distributions in Fund shares	179,841	16,476
Redemptions	(163,923)	(219,638)
Net increase	821,438	247,538

12

Eaton Vance Multi-Cap Growth Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Multi-Cap Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.3%
Security	Shares	Value
Aerospace & Defense — 1.4%
Ceradyne, Inc.(1)	93,000	$2,893,230
		$2,893,230
Biotechnology — 1.9%
Genzyme Corp.(1)	55,000	$3,900,600
		$3,900,600
Capital Markets — 0.9%
Aberdeen Asset Management PLC	7,400	$19,598
Affiliated Managers Group, Inc.(1)(2)	20,000	1,927,000
		$1,946,598
Chemicals — 1.0%
Chemtura Corp.	249,031	$2,056,996
		$2,056,996
Commercial Banks — 1.1%
Banco Itau Holding Financeira SA ADR	88,404	$2,240,157
		$2,240,157
Commercial Services & Supplies — 1.3%
Corporate Executive Board Co.(2)	25,000	$1,015,250
Manpower, Inc.	29,000	1,644,300
		$2,659,550
Communications Equipment — 5.3%
Research In Motion, Ltd.(1)	84,587	$8,780,131
Riverbed Technology, Inc.(1)	117,651	2,360,079
		$11,140,210
Computer Peripherals — 3.4%
Apple, Inc.(1)	29,500	$3,688,090
Brocade Communications Systems, Inc.(1)	291,000	2,237,790
Synaptics, Inc.(1)(2)	41,000	1,098,390
		$7,024,270

Security	Shares	Value
Construction & Engineering — 1.6%
Foster Wheeler, Ltd.(1)	42,000	$2,748,900
Northwest Pipe Co.(1)(2)	13,000	542,620
		$3,291,520
Containers & Packaging — 1.4%
Owens-Illinois, Inc.(1)	52,000	$2,935,400
		$2,935,400
Diversified Consumer Services — 0.4%
Sotheby's Holdings, Class A	28,000	$944,160
		$944,160
Electrical Equipment — 1.9%
JA Solar Holdings Co., Ltd. ADR(1)	276,000	$3,944,040
		$3,944,040
Energy Equipment & Services — 2.7%
Diamond Offshore Drilling, Inc.	46,850	$5,660,885
		$5,660,885
Health Services — 0.5%
Healthways, Inc.(1)(2)	27,967	$960,666
		$960,666
Hotels, Restaurants & Leisure — 1.3%
Starbucks Corp.(1)	157,000	$2,821,290
		$2,821,290
Household Durables — 3.9%
Centex Corp.	84,000	$1,863,960
Hovnanian Enterprises, Inc.(1)(2)	135,000	1,229,850
Lennar Corp., Class A(2)	143,000	2,661,230
Pulte Homes, Inc.	178,000	2,410,120
		$8,165,160
Internet & Catalog Retail — 2.1%
Priceline.com, Inc.(1)(2)	38,200	$4,355,564
		$4,355,564

See notes to financial statements
14

Multi-Cap Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Internet Software & Services — 3.8%
Ariba, Inc.(1)	11,529	$102,839
Bankrate, Inc.(1)(2)	83,500	3,528,710
DealerTrack Holdings, Inc.(1)	47,962	981,782
Google, Inc., Class A(1)	5,915	2,787,030
SAVVIS, Inc.(1)	20,000	388,600
Switch & Data Facilities Co., Inc.(1)	9,156	95,680
		$7,884,641
IT Services — 2.5%
Cognizant Technology Solutions Corp.(1)	41,000	$1,238,610
Euronet Worldwide, Inc.(1)	79,000	1,706,400
MasterCard, Inc., Class A(2)	11,400	2,166,000
		$5,111,010
Machinery — 3.3%
Flowserve Corp.	28,200	$3,070,980
Joy Global, Inc.	18,000	1,194,660
Titan International, Inc.	75,000	2,549,250
		$6,814,890
Marine — 0.5%
Horizon Lines, Inc., Class A(2)	52,000	$1,048,840
		$1,048,840
Media — 0.2%
Central European Media Enterprises, Ltd., Class A(1)	4,046	$371,908
CTC Media, Inc.(1)(2)	3,643	106,958
		$478,866
Metals & Mining — 10.6%
Eldorado Gold Corp.(1)	365,553	$2,558,871
Gammon Gold, Inc.(1)(2)	308,119	2,671,392
Golden Star Resources, Ltd.(1)(2)	1,115,000	4,593,800
Harry Winston Diamond Corp.	16,120	422,989
IAMGOLD Corp.	209,179	1,692,258
Patriot Coal Corp.(1)	2,200	118,140
Roca Mines, Inc.(1)(2)	147,337	458,830
Thompson Creek Metals Co., Inc.(1)	400,917	8,227,927
United States Steel Corp.	10,400	1,127,880
Western Copper Corp.(1)	95,000	110,578
		$21,982,665

Security	Shares	Value
Multiline Retail — 2.2%
Big Lots, Inc.(1)(2)	139,000	$2,342,150
Dollar Tree Stores, Inc.(1)	82,000	2,200,060
		$4,542,210
Oil and Gas-Equipment and Services — 0.3%
SandRidge Energy, Inc.(1)(2)	17,995	$677,332
		$677,332
Oil, Gas & Consumable Fuels — 17.7%
Arch Coal, Inc.	63,814	$3,260,257
CNX Gas Corp.(1)	36,000	1,318,320
ConocoPhillips	21,000	1,736,910
CONSOL Energy, Inc.	17,238	1,309,743
Goodrich Petroleum Corp.(1)(2)	131,134	3,164,263
Hess Corp.	98,600	9,187,548
Massey Energy Co.	103,525	3,960,867
Peabody Energy Corp.	40,811	2,310,719
Quicksilver Resources, Inc.(1)(2)	108,000	3,715,200
Rosetta Resources, Inc.(1)	70,000	1,432,200
Sunoco, Inc.	27,000	1,649,160
Tesoro Corp.	42,000	1,559,880
Uranium One, Inc.(1)	434,950	2,304,871
		$36,909,938
Personal Products — 1.2%
Bare Escentuals, Inc.(1)(2)	93,000	$2,546,340
		$2,546,340
Pharmaceuticals — 3.3%
Elan Corp. PLC ADR(1)	185,000	$4,212,450
Perrigo Co.	15,000	501,300
Shire PLC ADR	38,000	2,220,720
		$6,934,470
Real Estate Investment Trusts (REITs) — 5.4%
Annaly Capital Management, Inc.(2)	509,994	$10,551,776
MFA Mortgage Investments, Inc.	62,385	596,401
		$11,148,177

See notes to financial statements
15

Multi-Cap Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Real Estate Management & Development — 0.1%
Xinyuan Real Estate Co., Ltd. ADR(1)	10,117	$124,439
		$124,439
Semiconductors & Semiconductor Equipment — 7.2%
Atheros Communications, Inc.(1)	69,000	$1,678,080
MEMC Electronic Materials, Inc.(1)	93,000	7,094,040
Renesola, Ltd.(1)(2)	726,000	3,755,153
Renesola, Ltd. ADR(1)(2)	239,688	2,547,883
		$15,075,156
Software — 0.5%
Nintendo Co., Ltd.	2,000	$993,735
		$993,735
Specialty Retail — 4.9%
AutoNation, Inc.(1)	53,000	$772,210
Coldwater Creek, Inc.(1)(2)	280,000	1,548,400
DSW, Inc., Class A(1)(2)	55,000	1,001,550
Group 1 Automotive, Inc.(2)	32,000	784,000
Lumber Liquidators, Inc.(1)	62,000	567,300
Men's Wearhouse, Inc. (The)	32,000	737,280
PetSmart, Inc.	45,000	968,850
Pier 1 Imports, Inc.(1)	384,482	2,014,686
Sonic Automotive, Inc.	40,000	711,200
TJX Companies, Inc. (The)	32,000	1,024,000
		$10,129,476
Textiles, Apparel & Luxury Goods — 2.5%
Coach, Inc.(1)	68,177	$2,067,127
Crocs, Inc.(1)(2)	126,000	3,064,320
		$5,131,447
Total Common Stocks (identified cost $179,377,192)		$204,473,928

Short-Term Investments — 29.4%
Description	Shares/Interest (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 3.86%(3)(4)	58,035	$58,034,786
Investment in Cash Management Portfolio, 3.37%(3)	$3,234	3,234,297
Total Short-Term Investments (identified cost $61,269,083)		$61,269,083
Total Investments — 127.7% (identified cost $240,646,275)		$265,743,011
Other Assets, Less Liabilities — (27.7)%		$(57,715,538)
Net Assets — 100.0%		$208,027,473

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of this security was on loan at February 29, 2008.

(3)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 29, 2008.

(4)  The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at February 29, 2008. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
16

Multi-Cap Growth Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	85.2%	$226,455,060
Canada	11.8	31,398,657
United Kingdom	1.4	3,774,751
Bermuda	1.2	3,120,808
Japan	0.4	993,735
	100.0%	$265,743,011

See notes to financial statements
17

Multi-Cap Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Unaffiliated investments, at value, including $55,026,276 of securities on loan (identified cost, $179,377,192)	$204,473,928
Affiliated investments, at value (identified cost, $61,269,083)	61,269,083
Receivable for investments sold	3,626,691
Dividends and interest receivable	150,370
Interest receivable from affiliated investment	9,846
Securities lending income receivable	126,086
Total assets	$269,656,004
Liabilities
Collateral for securities loaned	$58,034,786
Payable for investments purchased	3,416,429
Payable to affiliate for investment advisory fee	108,401
Payable to affiliate for Trustees' fees	49
Accrued expenses	68,866
Total liabilities	$61,628,531
Net Assets applicable to investors' interest in Portfolio	$208,027,473
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$182,949,264
Net unrealized appreciation (computed on the basis of identified cost)	25,078,209
Total	$208,027,473

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends (net of foreign taxes, $17,348)	$734,866
Securities lending income, net	265,986
Interest income allocated from affiliated investment	427,087
Expenses allocated from affiliated investment	(42,486)
Total investment income	$1,385,453
Expenses
Investment adviser fee	$602,146
Trustees' fees and expenses	5,973
Custodian fee	49,880
Legal and accounting services	19,878
Miscellaneous	10,604
Total expenses	$688,481
Net investment income	$696,972
Realized and Unrealized Gain (Loss)
Net realized gain Investment transactions (identified cost basis)	$7,728,055
Foreign currency transactions	29,963
Net realized gain	$7,758,018
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(8,876,395)
Foreign currency	(20,717)
Net change in unrealized appreciation (depreciation)	$(8,897,112)
Net realized and unrealized loss	$(1,139,094)
Net decrease in net assets from operations	$(442,122)

See notes to financial statements
18

Multi-Cap Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$696,972	$1,412,410
Net realized gain from investment and foreign currency transactions	7,758,018	29,445,770
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(8,897,112)	14,968,404
Net increase (decrease) in net assets from operations	$(442,122)	$45,826,584
Capital transactions — Contributions	$57,645,349	$33,999,172
Withdrawals	(27,239,299)	(24,177,191)
Net increase in net assets from capital transactions	$30,406,050	$9,821,981
Net increase in net assets	$29,963,928	$55,648,565
Net Assets
At beginning of period	$178,063,545	$122,414,980
At end of period	$208,027,473	$178,063,545

See notes to financial statements
19

Multi-Cap Growth Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)		2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.71	%(1)	0.74%		0.75	%(2)	0.75	%(2)	0.74%	0.77	%(4)
Net investment income (loss)	0.68	%(1)	0.95	%(3)	0.15%		0.02%		(0.09)%	(0.52)%
Portfolio Turnover	99%		144%		208%		201%		276%	217%
Total Return	0.57	%(5)	37.91%		8.06%		23.55%		(3.47)%	33.37%
Net assets, end of period (000's omitted)	$208,027		$178,064		$122,415		$122,884		$113,089	$114,496

(1)  Annualized.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.005% and 0.01% of average daily net assets for the years ended August 31, 2006 and 2005, respectively).

(3)  Includes special dividends equal to 0.88% of average daily net assets.

(4)  Excludes the effect of custody fee credits of less than 0.005%.

(5)  Not annualized.

See notes to financial statements
20

Multi-Cap Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve capital growth. A secondary consideration is investment income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 29, 2008, Eaton Vance Multi-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 99.2% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification

21

Multi-Cap Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to and including $300 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the six months ended February 29, 2008, the Portfolio's advisory fee totaled $641,955 of which $39,809 was allocated from

22

Multi-Cap Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Cash Management and $602,146 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 29, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $248,571,466 and $191,481,888, respectively, for the six months ended February 29, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 29, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$240,979,073
Gross unrealized appreciation	$35,778,727
Gross unrealized depreciation	(11,014,789)
Net unrealized appreciation	$24,763,938

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 29, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $835,225 for the six months ended February 29, 2008. At February 29, 2008, the value of the securities loaned and the value of the collateral amounted to $55,026,276 and $58,034,786, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts

23

Multi-Cap Growth Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

24

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Multi-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Multi-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-,

26

Eaton Vance Multi-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that action was taken in 2006 to improve the performance of the Fund, and concluded that such actions were effective.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance Multi-Cap Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Multi-Cap Growth Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Multi-Cap Growth Portfolio

Officers
Duncan W. Richardson
President
Arieh Coll
Vice President and
Portfolio Manager
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

28

Investment Adviser of Multi-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Multi-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Multi-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

444-4/08  GFSRC

Semiannual Report February 29, 2008

EATON VANCE
WORLDWIDE
HEALTH
SCIENCES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

Investment Update

Economic and Market Conditions

•        During the six months ended February 29, 2008, equity markets declined as concerns about U.S. sub-prime mortgages, its housing crisis, and record high crude oil prices led to concerns of an economic slow-down. Although these fears were unrelated to health care, they nonetheless had a dampening effect on the sector. As investors positioned themselves more conservatively, the ensuing “flight to safety” took its toll on historically riskier segments of the market, such as biotechnology.

Samuel D. Isaly

Lead Portfolio Manager

Sven H. Borho, CFA

Geoffrey C. Hsu, CFA

Richard D. Klemm, Ph.D., CFA

Trevor M. Polischuk, Ph.D.

•        Political rhetoric during the U.S. presidential campaign also contributed to a general decline of health care stocks during the period, as many candidates attacked the drug industry, causing investors to be more cautious about the sector as a whole. In addition, a record low number of drug approvals by the Food and Drug Administration (FDA) limited the sector’s performance.

Management Discussion

•        For the six months ended February 29, 2008, the performance of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) trailed that of the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index, while outperforming the S&P 500 Index. The Fund currently invests its assets in Worldwide Health Sciences Portfolio (the “Portfolio”), a separate registered investment company, with the same objective and policies as the Fund: to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies.

•        The period started out on solid footing for biotechnology companies with a continued high level of merger and acquisition (“M&A”) activity. Several companies received acquisition bids early in the period at substantial premiums. These transactions helped to create a supportive environment for biotech stocks, and industry performance remained positive through November 2007. But M&A activity ended abruptly in December 2007, when a well-known biotech firm announced that its auction process had failed to produce any satisfactory bids for the company and that it would remain an independent entity for the foreseeable future. The company’s stock price fell nearly 25% and triggered a broad sell-off in the biotechnology indices during December 2007.

•        The FDA’s cautious mode, with more emphasis on safety than innovation, combined with continued low research and development (R&D) productivity from pharmaceutical companies, led to few new pharmaceutical products being approved during the period. The last time FDA approvals were at this low level was in 2002, and before that in 1983.

Eaton Vance Worldwide Health sciences Fund
Total Return Performance 8/31/07– 2/29/08

Class A(1)	-7.75%
Class B(1)	-8.09
Class C(1)	-8.09
Class R(1)	-7.82
S&P 500 Index(2)	-8.79
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index(2)	-4.51
Lipper Health and Biotech Funds Average(2)	-4.74

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. Class A and Class R shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FUND PERFORMANCE

•        The Fund’s underperformance relative to the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index was primarily due to the performance of certain holdings within the Portfolio. A mid-cap pharmaceutical company reported a significant fourth quarter loss in February 2008, due to rising R&D costs for its treatment of Hepatitis C. The drug is also facing competition from larger pharmaceutical companies. A small-cap biotech company faced a slight shortfall in revenue estimates, causing Wall Street to devalue its stock price during the period. However, the company, which pioneered a micro-organism detection process called nucleic acid testing, began to rally toward the end of the period as it once again gained favor in the molecular diagnostics space. Among big pharmaceutical holdings, one company’s long-awaited study of its blockbuster cholesterol drug found it to be no more effective than a far-cheaper generic, which had a significant negative impact on its stock price.

•        The Fund saw positive relative performance from the Portfolio’s overweight in the biotechnology subsector. Certain holdings also added to Fund returns, including a biopharmaceuticals firm innovating drugs for serious diseases and medical conditions, and a biotech company specializing in “regenerative” medicine (the creation of tissue grafts and blood cell preservation products).

Performance(1)	Class A	Class B	Class C	Class R
Share Class Symbol	ETHSX	EMHSX	ECHSX	N.A.
Average Annual Total Returns (at net asset value)
Six Months	-7.75%	-8.09%	-8.09%	-7.82%
One Year	-2.35	-3.03	-3.03	-2.53
Five Years	8.91	8.10	8.07	N.A.
Ten Years	10.15	9.35	9.34	N.A.
Life of Fund†	13.99	10.09	9.87	3.27
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-13.06%	-12.04%	-8.88%	-7.82%
One Year	-7.98	-7.19%	-3.86%	-2.53%
Five Years	7.61	7.80	8.07	N.A.
Ten Years	9.50	9.35	9.34	N.A.
Life of Fund†	13.69	10.09	9.87	3.27

†Inception Dates – Class A: 7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

Total Annual
Operating Expenses(2)	Class A	Class B	Class C	Class R
Expense Ratio	1.32%	2.07%	2.07%	1.57%

(2)Source: Prospectus dated 1/1/08.

(1)  Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class R shares are offered to certain investors at net asset value. Class A and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

PORTFOLIO INFORMATION

Regional distribution*

By net assets

*    As a percentage of the Portfolio’s net assets as of 2/29/08.

Market Capitalization Distribution*

By net assets

Top Ten Holdings†

By net assets

Genzyme Corp.	6.09%
Genentech, Inc.	5.65
Schering-Plough Corp.	5.09
Baxter International, Inc.	4.97
Gen-Probe, Inc.	4.80
Takeda Pharmaceutical Co., Ltd.	4.69
Novartis AG	4.53
Shionogi & Co., Ltd.	4.22
Amgen, Inc.	4.13
Roche Holding AG	4.12

†             Top Ten Holdings represented 48.29% of the Portfolio’s net assets as of 2/29/08. Excludes cash equivalents.

3

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007 – February 29, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value (9/1/07)	Ending Account Value (2/29/08)	Expenses Paid During Period* (9/1/07 – 2/29/08)
Actual
Class A	$1,000.00	$922.50	$6.64
Class B	$1,000.00	$919.10	$10.21
Class C	$1,000.00	$919.10	$10.21
Class R	$1,000.00	$921.80	$7.88
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$6.97
Class B	$1,000.00	$1,014.20	$10.72
Class C	$1,000.00	$1,014.20	$10.72
Class R	$1,000.00	$1,016.70	$8.27

* Expenses are equal to the Fund's annualized expense ratio of 1.39% for Class A shares, 2.14% for Class B shares, 2.14% for Class C shares and 1.65% for Class R shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,375,352,994)	$1,542,566,406
Receivable for Fund shares sold	567,861
Total assets	$1,543,134,267
Liabilities
Payable for Fund shares redeemed	$4,351,440
Payable to affiliate for distribution and service fees	705,807
Payable to affiliate for management fee	292,833
Payable to affiliate for Trustees' fees	195
Accrued expenses	824,349
Total liabilities	$6,174,624
Net Assets	$1,536,959,643
Sources of Net Assets
Paid-in capital	$1,306,080,607
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	67,356,430
Accumulated net investment loss	(3,690,806)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	167,213,412
Total	$1,536,959,643
Class A Shares
Net Assets	$905,493,556
Shares Outstanding	96,212,423
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.41
Maximum Offering Price Per Share (100 ÷ 94.25 of $9.41)	$9.98
Class B Shares
Net Assets	$340,053,830
Shares Outstanding	34,594,645
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.83
Class C Shares
Net Assets	$283,422,154
Shares Outstanding	28,825,463
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.83
Class R Shares
Net Assets	$7,990,103
Shares Outstanding	817,868
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.77
On sales of $50,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $519,484)	$7,717,051
Interest allocated from Portfolio	1,630,646
Expenses allocated from Portfolio	(6,148,749)
Net investment income from Portfolio	$3,198,948
Expenses
Management fee	$2,015,226
Trustees' fees and expenses	1,973
Distribution and service fees Class A	1,283,034
Class B	2,028,208
Class C	1,632,247
Class R	20,186
Transfer and dividend disbursing agent fees	1,693,460
Printing and postage	125,792
Legal and accounting services	45,384
Registration fees	37,506
Custodian fee	17,704
Miscellaneous	6,040
Total expenses	$8,906,760
Net investment loss	$(5,707,812)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$97,730,285
Foreign currency transactions	(139,802)
Net realized gain	$97,590,483
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(221,766,924)
Foreign currency	454,616
Net change in unrealized appreciation (depreciation)	$(221,312,308)
Net realized and unrealized loss	$(123,721,825)
Net decrease in net assets from operations	$(129,429,637)

See notes to financial statements
5

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment loss	$(5,707,812)	$(15,157,245)
Net realized gain from investment and foreign currency transactions	97,590,483	259,516,777
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(221,312,308)	(89,244,447)
Net increase (decrease) in net assets from operations	$(129,429,637)	$155,115,085
Distributions to shareholders — From net realized gain Class A	$(153,030,055)	$(18,087,065)
Class B	(57,692,557)	(7,280,533)
Class C	(46,661,200)	(5,639,354)
Class R	(1,188,809)	(81,556)
Total distributions to shareholders	$(258,572,621)	$(31,088,508)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$50,078,233	$99,875,042
Class B	8,160,982	7,947,778
Class C	17,773,860	22,600,984
Class R	2,392,485	3,675,392
Net asset value of shares issued to shareholders in payment of distributions declared Class A	135,768,436	15,983,396
Class B	47,374,696	5,961,918
Class C	33,049,140	3,969,511
Class R	1,027,286	68,065
Cost of shares redeemed Class A	(119,480,159)	(417,770,456)
Class B	(50,192,217)	(157,439,932)
Class C	(35,961,280)	(132,545,431)
Class R	(805,810)	(2,530,591)
Net asset value of shares exchanged Class A	7,906,110	9,541,111
Class B	(7,906,110)	(9,541,111)
Redemption fees	2,545	14,640
Net increase (decrease) in net assets from Fund share transactions	$89,188,197	$(550,189,684)
Net decrease in net assets	$(298,814,061)	$(426,163,107)

Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
At beginning of period	$1,835,773,704	$2,261,936,811
At end of period	$1,536,959,643	$1,835,773,704
Accumulated undistributed net investment income (loss) included in net assets
At end of period	$(3,690,806)	$2,017,006

See notes to financial statements
6

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$11.950		$11.230		$10.870		$9.880		$9.360	$7.640
Income (loss) from operations
Net investment loss	$(0.019)		$(0.049)		$(0.075)		$(0.071)		$(0.109)	$(0.096)
Net realized and unrealized gain (loss)	(0.721)		0.940		0.435		1.061		0.629	1.816
Total income (loss) from operations	$(0.740)		$0.891		$0.360		$0.990		$0.520	$1.720
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—	$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—	$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)	$0.000 (2)
Net asset value — End of period	$9.410		$11.950		$11.230		$10.870		$9.880	$9.360
Total Return(3)	(7.75	)%(7)	8.00%		3.31%		10.02%		5.56%	22.51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$905,494		$1,058,768		$1,277,200		$1,387,658		$1,226,740	$985,769
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.39	%(5)(6)	1.32	%(6)	1.49	%(6)	1.56	%(6)	1.80%	1.99%
Expenses after custodian fee reduction(4)	1.39	%(5)(6)	1.32	%(6)	1.49	%(6)	1.56	%(6)	1.79%	1.97%
Net investment loss	(0.33	)%(5)	(0.42)%		(0.68)%		(0.70)%		(1.08)%	(1.18)%
Portfolio Turnover of the Portfolio	27%		46%		14%		13%		13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser to the Portfolio waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the six months ended February 29, 2008 and for the years ended August 31, 2007, 2006 and 2005).

(7)  Not annualized.

See notes to financial statements
7

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$12.450		$11.780		$11.480		$10.520		$10.040	$8.260
Income (loss) from operations
Net investment loss	$(0.065)		$(0.142)		$(0.168)		$(0.157)		$(0.197)	$(0.169)
Net realized and unrealized gain (loss)	(0.755)		0.983		0.468		1.117		0.677	1.949
Total income (loss) from operations	$(0.820)		$0.841		$0.300		$0.960		$0.480	$1.780
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—	$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—	$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)	$—
Net asset value — End of period	$9.830		$12.450		$11.780		$11.480		$10.520	$10.040
Total Return(3)	(8.09	)%(7)	7.20%		2.61%		9.12%		4.78%	21.55%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$340,054		$429,929		$554,897		$678,958		$756,367	$712,385
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.14	%(5)(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)	2.55%	2.74%
Expenses after custodian fee reduction(4)	2.14	%(5)(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)	2.54%	2.72%
Net investment loss	(1.09	)%(5)	(1.17)%		(1.43)%		(1.46)%		(1.84)%	(1.93)%
Portfolio Turnover of the Portfolio	27%		46%		14%		13%		13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser to the Portfolio waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the six months ended February 29, 2008 and for the years ended August 31, 2007, 2006 and 2005).

(7)  Not annualized.

See notes to financial statements
8

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		2004(1)	2003(1)
Net asset value — Beginning of period	$12.450		$11.780		$11.480		$10.520		$10.040	$8.260
Income (loss) from operations
Net investment loss	$(0.064)		$(0.142)		$(0.167)		$(0.157)		$(0.197)	$(0.169)
Net realized and unrealized gain (loss)	(0.756)		0.983		0.467		1.117		0.677	1.949
Total income (loss) from operations	$(0.820)		$0.841		$0.300		$0.960		$0.480	$1.780
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—	$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—	$—
Redemption fees	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000	(2)	$0.000 (2)	$—
Net asset value — End of period	$9.830		$12.450		$11.780		$11.480		$10.520	$10.040
Total Return(3)	(8.09	)%(7)	7.20%		2.61%		9.20%		4.82%	21.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$283,422		$339,812		$424,176		$484,652		$499,058	$396,330
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.14	%(5)(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)	2.55%	2.74%
Expenses after custodian fee reduction(4)	2.14	%(5)(6)	2.07	%(6)	2.24	%(6)	2.31	%(6)	2.54%	2.72%
Net investment loss	(1.09	)%(5)	(1.17)%		(1.43)%		(1.46)%		(1.83)%	(1.93)%
Portfolio Turnover of the Portfolio	27%		46%		14%		13%		13%	27%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser to the Portfolio waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the six months ended February 29, 2008 and for the years ended August 31, 2007, 2006 and 2005).

(7)  Not annualized.

See notes to financial statements
9

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Six Months Ended February 29, 2008		Year Ended August 31,						Period Ended
	(Unaudited)(1)		2007(1)		2006(1)		2005(1)		August 31, 2004(1)(2)
Net asset value — Beginning of period	$12.350		$11.630		$11.280		$10.280		$10.000
Income (loss) from operations
Net investment loss	$(0.033)		$(0.082)		$(0.106)		$(0.096)		$(0.133)
Net realized and unrealized gain (loss)	(0.747)		0.973		0.456		1.096		0.412
Total income (loss) from operations	$(0.780)		$0.891		$0.350		$1.000		$0.279
Less distributions
From net realized gain	$(1.800)		$(0.171)		$—		$—		$—
Total distributions	$(1.800)		$(0.171)		$—		$—		$—
Redemption fees	$0.000	(3)	$0.000	(3)	$—		$0.000	(3)	$0.001
Net asset value — End of period	$9.770		$12.350		$11.630		$11.280		$10.280
Total Return(4)	(7.82	)%(8)	7.73%		3.10%		9.73%		2.80	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,990		$7,265		$5,664		$3,101		$1,594
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.65	%(6)(7)	1.57	%(7)	1.74	%(7)	1.81	%(7)	2.05	%(6)
Expenses after custodian fee reduction(5)	1.65	%(6)(7)	1.57	%(7)	1.74	%(7)	1.81	%(7)	2.04	%(6)
Net investment loss	(0.57	)%(6)	(0.68)%		(0.92)%		(0.91)%		(1.29	)%(6)
Portfolio Turnover of the Portfolio	27%		46%		14%		13%		13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class R shares, September 8, 2003, to August 31, 2004.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The investment adviser to the Portfolio waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the six months ended February 29, 2008 and for the years ended August 31, 2007, 2006 and 2005).

(8)  Not annualized.

See notes to financial statements
10

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENT (Unaudited)

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Worldwide Health Sciences Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 29, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported

11

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

J  Interim Financials Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. Pursuant to the management fee agreement, as amended by a fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion, 0.217% from $1 billion up to $1.5 billion, 0.20% from $1.5 billion up to $2 billion, 0.183% from $2 billion up to $2.5 billion, and 0.167% of average daily net assets of $2.5 billion or more, and is payable monthly. For the six months ended February 29, 2008, the management fee was equivalent to 0.23% (annualized) of the Fund's average daily net assets and amounted to $2,015,226. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended February 29, 2008, EVM earned $87,794 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $42,880 as its portion of the sales charge on sales of Class A shares for the six months ended February 29, 2008. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended February 29, 2008

12

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

amounted to $1,283,034 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended February 29, 2008, the Fund paid or accrued to EVD $1,521,156 and $1,224,185 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares. At February 29, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $12,175,000 and $54,570,000 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the six months ended February 29, 2008, the Fund paid or accrued to EVD $10,093, representing 0.25% (annualized) of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended February 29, 2008 amounted to $507,052, $408,062 and $10,093 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended February 29, 2008, the Fund was informed that EVD received approximately $1,500, $349,000, and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended February 29, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $78,728,569 and $257,367,438, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	4,535,393	8,601,138
Issued to shareholders electing to receive payments of distributions in Fund shares	12,942,653	1,403,283
Redemptions	(10,617,072)	(35,977,862)
Exchange from Class B shares	750,917	817,325
Net increase (decrease)	7,611,891	(25,156,116)

13

Eaton Vance Worldwide Health Sciences Fund as of February 29, 2008

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

Class B	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	729,657	654,380
Issued to shareholders electing to receive payments of distributions in Fund shares	4,318,569	500,161
Redemptions	(4,272,902)	(12,956,482)
Exchange to Class A shares	(719,867)	(781,900)
Net increase (decrease)	55,457	(12,583,841)
Class C	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	1,574,259	1,858,887
Issued to shareholders electing to receive payments of distributions in Fund shares	3,012,684	332,734
Redemptions	(3,053,330)	(10,911,887)
Net increase (decrease)	1,533,613	(8,720,266)
Class R	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Sales	206,022	304,705
Issued to shareholders electing to receive payments of distributions in Fund shares	94,333	5,773
Redemptions	(70,596)	(209,402)
Net increase	229,759	101,076

For the six months ended February 29, 2008 and for the year ended August 31, 2007, the Fund received $2,533 and $14,597, respectively, in redemption fees on Class A shares and $12 and $43, respectively, in redemption fees on Class R shares.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007.

As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Worldwide Health Sciences Portfolio as of February 29, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.75%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 12.31%(1)
Merck KGaA Co.	452,900	$56,400,832	3.66%
Novartis AG	1,418,900	69,939,074	4.53%
Roche Holding AG	325,000	63,603,985	4.12%
		$189,943,891	12.31%
Major Capitalization-Far East — 11.61%(1)
Astellas Pharma, Inc.	955,000	$41,652,801	2.70%
Shionogi & Co., Ltd.	3,800,000	65,009,472	4.22%
Takeda Pharmaceutical Co., Ltd.	1,300,000	72,388,928	4.69%
		$179,051,201	11.61%
Major Capitalization-North America — 44.32%(1)
Abbott Laboratories	1,050,000	$56,227,500	3.64%
Amgen, Inc.(2)	1,398,100	63,641,512	4.13%
Baxter International, Inc.	1,300,000	76,726,000	4.97%
Biogen Idec, Inc.(2)	1,027,000	59,935,720	3.89%
Bristol-Myers Squibb Co.	2,750,000	62,177,500	4.03%
Covidien, Ltd.	1,420,200	60,770,358	3.94%
Genentech, Inc.(2)	1,150,000	87,112,500	5.65%
Genzyme Corp.(2)	1,325,000	93,969,000	6.09%
Pfizer, Inc.	1,503,800	33,504,664	2.17%
Schering-Plough Corp.	3,615,200	78,449,840	5.09%
Wyeth	255,400	11,140,548	0.72%
		$683,655,142	44.32%
Small & Mid Capitalization-North America — 31.51%(1)
Align Technology, Inc.(2)	2,020,000	$24,947,000	1.62%
BioMarin Pharmaceutical, Inc.(2)	1,507,100	57,330,084	3.72%
Exelixis, Inc.(2)	2,652,400	16,922,312	1.10%
Genomic Health, Inc.(2)	941,000	17,944,870	1.16%
Gen-Probe, Inc.(2)	1,550,000	74,105,500	4.80%
ImClone Systems, Inc.(2)	931,200	41,913,312	2.72%
InterMune, Inc.(2)	1,365,000	19,219,200	1.25%
LifeCell Corp.(2)	935,000	37,727,250	2.45%
Millennium Pharmaceuticals, Inc.(2)	2,441,800	34,160,782	2.21%
Mylan Laboratories, Inc.	2,612,900	30,936,736	2.00%
NPS Pharmaceuticals, Inc.(2)	3,149,500	12,472,020	0.81%
Onyx Pharmaceuticals, Inc.(2)	904,900	24,721,868	1.60%
OSI Pharmaceuticals, Inc.(2)	953,000	34,260,350	2.22%

Security	Shares	Value	Percentage of Net Assets
Small & Mid Capitalization-North America (continued)
Pharmacopeia, Inc.(2)	583,000	$2,145,440	0.14%
Sepracor, Inc.(2)	1,450,000	31,131,500	2.02%
Vertex Pharmaceuticals, Inc.(2)	1,490,000	26,075,000	1.69%
		$486,013,224	31.51%
Total Common Stocks (identified cost $1,371,926,810)		$1,538,663,458
Options — 0.00%

Description	Number of Contracts	Strike Price	Expiration Date	Value	Percentage of Net Assets
Small & Mid Capitalization-North America — 0.00%
Orchid Cellmark, Inc.(3)	1,600	$21.7	7/24/2011	$96	0.00%
Orchid Cellmark, Inc.(3)	649	23.5	7/24/2011	26	0.00%
Orchid Cellmark, Inc.(3)	649	8.05	9/29/2011	396	0.00%

Total Options (identified cost $0)			$518
Short-Term Investments — 1.89%
Description	Interest (000's omitted)	Value	Percentage of Net Assets
Investment in Cash Management Portfolio, 3.37%(4)	29,137	$29,137,302	1.89%
Total Short-Term Investments (identified cost $29,137,302)		$29,137,302
Total Investments (identified cost $1,401,064,112)		$1,567,801,278	101.64%
Other Assets, Less Liabilities		$(25,234,610)	(1.64)%
Net Assets		$1,542,566,668	100.00%

(1)  Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 29, 2008.

See notes to financial statements
15

Worldwide Health Sciences Portfolio as of February 29, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 29, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,371,926,810)	$1,538,663,976
Affiliated investment, at value (identified cost, $29,137,302)	29,137,302
Foreign currency, at value (identified cost, $1,574,248)	1,562,423
Receivable for investments sold	13,755,898
Interest and dividends receivable	920,064
Interest receivable from affiliated investment	126,199
Tax reclaims receivable	3,782,937
Total assets	$1,587,948,799
Liabilities
Payable for investments purchased	$44,181,631
Payable to affiliate for investment advisory fee	712,435
Payable to affiliate for administration fee	261,666
Payable to affiliate for Trustees' fees	1,407
Accrued expenses	224,992
Total liabilities	$45,382,131
Net Assets applicable to investors' interest in Portfolio	$1,542,566,668
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,375,286,222
Net unrealized appreciation (computed on the basis of identified cost)	167,280,446
Total	$1,542,566,668

Statement of Operations

For the Six Months Ended
February 29, 2008

Investment Income
Dividends (net of foreign taxes, $519,484)	$7,717,052
Interest	2,375
Interest income allocated from affiliated investment	1,628,271
Expenses allocated from affiliated investment	(165,749)
Total investment income	$9,181,949
Expenses
Investment adviser fee	$3,844,555
Administration fee	1,800,021
Trustees' fees and expenses	15,838
Custodian fee	261,952
Legal and accounting services	33,080
Miscellaneous	30,286
Total expenses	$5,985,732
Deduct — Reduction of investment adviser fee	$2,730
Total expense reductions	$2,730
Net expenses	$5,983,002
Net investment income	$3,198,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$97,730,302
Foreign currency transactions	(139,802)
Net realized gain	$97,590,500
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(221,766,961)
Foreign currency	454,616
Net change in unrealized appreciation (depreciation)	$(221,312,345)
Net realized and unrealized loss	$(123,721,845)
Net decrease in net assets from operations	$(120,522,898)

See notes to financial statements
16

Worldwide Health Sciences Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
From operations — Net investment income	$3,198,947	$5,681,996
Net realized gain from investment and foreign currency transactions	97,590,500	259,516,813
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(221,312,345)	(89,244,462)
Net increase (decrease) in net assets from operations	$(120,522,898)	$175,954,347
Capital transactions — Contributions	$78,728,569	$134,774,432
Withdrawals	(257,367,438)	(737,551,723)
Net decrease in net assets from capital transactions	$(178,638,869)	$(602,777,291)
Net decrease in net assets	$(299,161,767)	$(426,822,944)
Net Assets
At beginning of period	$1,841,728,435	$2,268,551,379
At end of period	$1,542,566,668	$1,841,728,435

See notes to financial statements
17

Worldwide Health Sciences Portfolio as of February 29, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 29, 2008		Year Ended August 31,
	(Unaudited)		2007		2006		2005		2004	2003
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.69	%(1)(2)	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.08%	1.16%
Expenses after custodian fee reduction	0.69	%(1)(2)	0.62	%(1)	0.81	%(1)	0.82	%(1)	1.07%	1.15%
Net investment income (loss)	0.36	%(2)	0.28%		(0.01)%		0.03%		(0.37)%	(0.36)%
Portfolio Turnover	27%		46%		14%		13%		13%	27%
Total Return	(7.42	)%(3)	8.76%		4.03%		10.85%		6.33%	23.51%
Net assets, end of period (000's omitted)	$1,542,567		$1,841,728		$2,268,551		$2,563,397		$2,505,400	$2,108,247

(1)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the six months ended February 29, 2008, and for the years ended August 31, 2007, 2006 and 2005).

(2)  Annualized.

(3)  Not annualized.

See notes to financial statements
18

Worldwide Health Sciences Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Worldwide Health Sciences (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 29, 2008, Eaton Vance Worldwide Health Sciences Fund had a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate,

19

Worldwide Health Sciences Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of February 29, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 29, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, as amended by a fee reduction agreement between the Portfolio and OrbiMed, the fee is computed at an annual rate of 1.00% of the Portfolio's first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, 0.55% from $2 billion up to $2.5 billion,

20

Worldwide Health Sciences Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and 0.50% of average daily net assets of $2.5 billion or more, and is payable monthly. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's 500 Index over a 36-month performance period. The portion of the advisory fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's advisory fee. For the six months ended February 29, 2008, the Portfolio's advisory fee totaled $4,001,699 of which $157,144 was allocated from Cash Management and $3,844,555 was paid or accrued directly by the Portfolio. For the six months ended February 29, 2008, the investment adviser fee, net of a downward performance adjustment of $2,115,151, and including the portion allocated from Cash Management, was equivalent to 0.45% (annualized) of the Portfolio's average daily net assets.

OrbiMed has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the six months ended February 29, 2008, OrbiMed waived $2,730 of its advisory fee.

The administration fee is earned by EVM as compensation for administrative services rendered to the Portfolio. Pursuant to the administration agreement, as amended by fee reduction agreements between the Portfolio and EVM, the fee is computed at an annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.208% from $500 million up to $1 billion, 0.192% from $1 billion up to $1.5 billion, 0.175% from $1.5 billion up to $2 billion, 0.158% from $2 billion up to $2.5 billion, and 0.142% of average daily net assets of $2.5 billion or more. For the six months ended February 29, 2008, the administration fee was equivalent to 0.20% (annualized) of the Portfolio's average daily net assets and amounted to $1,800,021.

Except for Trustees of the Portfolio who are not members of OrbiMed's or EVM's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment advisory and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 29, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $455,248,333 and $567,895,577, respectively, for the six months ended February 29, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 29, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,399,805,423
Gross unrealized appreciation	$333,658,067
Gross unrealized depreciation	(165,662,212)
Net unrealized appreciation	$167,995,855

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 29, 2008.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or

21

Worldwide Health Sciences Portfolio as of February 29, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Concentration of Portfolio Credit Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio's shares can also be impacted by regulatory activities that affect health sciences companies.

8  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

22

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30,

23

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the "Fund") invests, with OrbiMed Advisors LLC (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 23 professional and nine support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund has underperformed its peers and

24

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

that the Adviser is taking steps to improve performance. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of these actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders and that the performance-based component of the advisory fee can be expected to result in a material reduction in the advisory fee during the Fund's fiscal year ending August 31, 2007. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

25

Eaton Vance Worldwide Health Sciences Fund

INVESTMENT MANAGEMENT

Eaton Vance Worldwide Health Sciences Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Worldwide Health Sciences Portfolio

Officers Samuel D. Isaly President Duncan W. Richardson Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary Paul M. O'Neil Chief Compliance Officer John E. Pelletier Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

26

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Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

426-4/08  HSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	April 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	April 14, 2008

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	April 14, 2008